Exhibit (c)(12)

Strictly Private and Confidential July 16, 2014 Citigroup Corporate & Investment Banking | Global Energy Group Discussion Materials

Preliminary – Subject to Further Revision Confidential Material The following pages contain material provided to the Board of Directors of Kinder Morgan, Inc. (the “Company”) by Citigroup Global Markets Inc. (“Citi”) in connection with the potential transaction involving the Company; Kinder Morgan Energy Partners, L.P. (“KMP”); Kinder Morgan Management, LLC (“KMR”); and El Paso Pipeline Partners, L.P. (“EPB”). The accompanying material was compiled or prepared on a confidential basis solely for the use of the Board of Directors of the Company and not with a view toward public disclosure under any securities laws or otherwise. The information contained in the accompanying material was obtained from the Company and other sources. Any estimates and projections contained herein have been prepared or adopted by management of the Company, obtained from public sources, or are based upon such estimates and projections, and involve numerous and significant subjective determinations, and there is no assurance that such estimates and projections will be realized. Citi does not take responsibility for such estimates and projections, or the basis on which they were prepared. No representation or warranty, express or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a representation, whether as to the past, the present or the future. In preparing the accompanying material, Citi assumed and relied, without independent verification, upon the accuracy and completeness of all financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with Citi and upon the assurances of the management of the Company that they are not aware of any relevant information that has been omitted or that remains undisclosed to Citi. The accompanying material was not prepared for use by readers not as familiar with the Company and KMP, KMR, and EPB as the Board of Directors of the Company and, accordingly, neither the Company nor Citi nor their respective legal or financial advisors or accountants take any responsibility for the accompanying material if used by persons other than the Board of Directors of the Company. The accompanying material is necessarily based upon information available to Citi, and financial, stock market and other conditions and circumstances existing and disclosed to Citi, as of the date of the accompanying material. Citi does not have any obligation to update or otherwise revise the accompanying material. Nothing contained herein shall be construed as legal, tax or accounting advice. The accompanying material is preliminary only and is subject to updates, additions, modifications or other changes, which may be material, prior to the finalization, if any, of the potential transaction. 1

Table of Contents 1. Situation Overview 2 2. Overview of the Proposal A. Overview 6 B. Pro Forma Valuation Benchmarking 10 C. Shareholder Analysis 13 Appendix A. Financial Projections 21 B. Pro Forma Financial Impacts 24 C. Precedent Transactions 28 D. Shareholder Analysis 31

1. Situation Overview

Preliminary – Subject to Further Revision Relative Trading Overview Source: FactSet. Market data as of 7/14/14. (1) KMI Peer Index includes ENLC, PAGP, TRGP, WMB, OKE and SE. (2) KMP Peer Index includes EPD, ETP, WPZ, PAA, OKS, SEP and EEP. (3) EPB Peer Index includes BWP, EQM, TCP, MEP, TEP and QEPM. KMI KMP EPB (1) (2) (3) Relative Price Performance Current Yield 2 EPB EPB Peers 1-Year 80.8% 134.1% 3-Year 102.0% 144.7% 5-Year 199.6% 193.7% KMP KMP Peers 1-Year 92.4% 113.1% 3-Year 110.5% 148.8% 5-Year 156.8% 233.1% 50% 100% 150% 200% 250% 7/13/2009 7/13/2010 7/13/2011 7/13/2012 7/13/2013 7/14/2014 KMP Peers KMP 233% 157% 1.8% 1.9% 2.3% 2.9% 3.1% 3.4% 4.7% ENLC TRGP PAGP WMB SE OKE KMI 3.7% 4.1% 4.3% 5.2% 6.1% 6.6% 6.7% 6.8% EPD SEP PAA OKS EEP ETP WPZ KMP KMI KMI Peers 1-Year 89.8% 155.9% 3-Year 127.7% 198.9% 50% 100% 150% 200% 250% 7/13/2009 7/13/2010 7/13/2011 7/13/2012 7/13/2013 7/14/2014 EPB Peers EPB 194% 200% 2.0% 2.2% 3.6% 4.2% 5.6% 6.3% 7.3% EQM BWP TEP QEPM MEP TCP EPB 250% 200% 150% 100%50% 2/11/2011 10/18/2011 6/24/2012 3/1/2013 11/6/2013 7/14/2014

Preliminary – Subject to Further Revision Pro Forma KMI Market Positioning Source: Kinder Morgan management, company filings and FactSet. Market data as of 7/14/14. (1) Citi is not providing any opinion regarding, or any assurance or prediction of, any future trading value. The trading value of the pro forma entity will vary depending on many factors, including market conditions and financial performance, and the effect of such factors could be material (2) Based on estimated unit ownership as of 12/31/14. (3) Calculated as market value of equity plus net debt, minority interests and implied GP value. See page 6 for additional detail. (4) Based on 2015E – 2017E dividends / distributions. Potential for value uplift / yield improvement with limited downside Significant accretion and enhanced growth rate to combined company’s shareholders Greater structural flexibility around potential strategic alternatives Simplification of Kinder Morgan structure Enhanced access to equity capital KMI generates significant income tax shield Opportunities Pro Forma leverage and future capital structure flexibility Impact of announced growth rate relative to asset base Market anticipation of further restructurings / questions of “what’s next?” KMI eliminates promote structure Tax structure Potential near to medium term shareholder churn Considerations Includes Step-Up Excludes Step-Up Public Unitholders KMI (2) EPB KMP KMR 2% GP Interest 100% IDRs 8.1% LP Interest 2% GP Interest 100% IDRs 40.0% LP Interest 60.0% LP Interest (2) 91.9% LP Interest (2) Public Unitholders Public Unitholders Public Unitholders KMI 13% Interest (2) Stand Alone Pro Forma 3 (3) (3) Based on current market conditions and taking into account the assumed pro forma financial metrics of the proposed transaction, our current view is that the pro forma entity could be valued based on a yield of approximately 4.5%. (1) KMI DCF $38.92 - $51.03 43.90 - 56.55 2-Year Dividend / Distribution CAGR (4) KMP 5.3% EPB 2.5 10.0% KMI 5.8 2015E Yield / Price KMP 7.2% / $80.79 EPB 7.3 / 35.74 4.5% - 4.75% / $42.11 - $44.44 KMI 5.1 / 35.97 $39.11 - $51.31 PF KMI @ 4.75% PF KMI @ 4.5% Implied Current Price $42.11 $44.44 Firm Value ($B) $131.2 $136.2 2015E Debt / 2015E EBITDA (x) 5.7x 5.7x 2015 Yield 4.75% 4.50% FV / 2015E EBITDA (x) 16.3x 17.0x Price / 2015 DCF (x) 18.8 19.9 Expected Total Return 14.8% 14.5% KMI EPB KMP Current Price $35.97 $35.74 $80.79 Firm Value ($B) $47.2 $16.5 $93.8 2015E Debt / 2015E EBITDA (x) 3.3x 4.3x 3.8x 2015E Yield 5.1% 7.3% 7.2% FV / 2015E EBITDA (x) 15.6x 13.3x 14.3x Price / 2015 DCF (x) 19.5 13.6 14.1 Expected Total Return 10.5% 9.7% 12.1%

Preliminary – Subject to Further Revision Selected Public Companies Overview GP / MLP GP Yield GP Distribution CAGR(1) GP Firm Value(3) Debt Ratio(4) Expected Total Return(2) Source: Kinder Morgan management, Factset and Wall Street Research. Market data as of 7/14/2014. (1) GP Distribution CAGR calculated using 2014E-2016E expected distributions. (2) Total return defined as Current Yield plus two year distribution CAGR. (3) Unconsolidated firm value. (4) Unconsolidated debt divided by indicative LP/GP/IDR cash flows plus EBITDA from non-MLP assets. Current 2015E R2 = 62.7% R2 = 51.7% 4 25.7% 24.7% 13.6% 24.5% 10.0% 3.1% 25.2% 23.7% 20.3% 19.4% 9.0% 12.3% 5.8% 0.0x 2.9x 4.8x 2.1x 0.0x 0.3x 0.0x 0.5x 1.1x 1.3x 4.4x 1.9x 3.4x 1.6% 2.5% 3.8% 4.3% 5.0% 5.5% 1.8% 1.9% 2.3% 2.9% 3.1% 3.4% 4.7% 27.3% 27.2% 17.3% 28.8% 15.0% 8.6% 27.0% 25.6% 22.6% 22.4% 12.2% 15.6% 10.5% $12,969 $34,336 $3,231 $2,448 $4,056 $1,700 $6,711 $5,973 $18,772 $41,754 $37,110 $14,925 $47,234 2.4% 3.3% 4.2% 6.1% 5.7% 5.7% 2.7% 2.5% 3.0% 4.1% 3.4% 3.9% 5.1%

Preliminary – Subject to Further Revision Preliminary KMI Standalone Valuation Sum-of-the-Parts Analysis ($ in millions, except per share amounts) DCF Analysis ($ in millions, except per share amounts) (2) Source: Kinder Morgan management projections. Note: Diluted Shares Outstanding, Cash & Equivalents and Total Debt as of year end 2014, per Kinder Morgan management projections. Minority Interest as of 3/31/14, per company filings. (1) Represents discounted value of dividends per share at 1/1/2015. (2) Terminal Value represents 63.5 – 69.9% of NPV. 5 Terminal Yield 5.50% 5.00% 4.50% PV of Terminal Value $28.67 $31.53 $35.04 Cost of Equity Implied KMI Equity Value per Share (1) 7.50% $44.79 $47.73 $51.31 8.50% 41.83 44.53 47.82 9.50% 39.11 41.59 44.63 Projected FYE December 31, ($ in millions) 2015E 2016E 2017E 2018E 2023E KMP LP Distributions $161 $171 $178 $192 $220 Sale of KMR PIK Distributions 95 101 106 114 130 KMP GP / IDRs 2,173 2,497 2,791 3,205 4,364 Total KMP / KMR Distributions $2,429 $2,769 $3,075 $3,511 $4,714 EPB LP Distributions $241 $241 $253 $258 $307 EPB GP / IDRs 239 247 290 306 468 Total EPB Distributions $481 $488 $544 $564 $775 Plus: EPC Pipelines EBITDA $224 $204 $215 $215 $215 Less: Maintenance Capex (68) (64) (66) (66) (66) Less: G&A / Corporate (32) (33) (34) (35) (34) Less: Interest (509) (540) (612) (616) (619) Less: Taxes (619) (709) (933) (1,222) (1,694) Cash Available for Dividend $1,907 $2,114 $2,188 $2,351 $3,289 Cash Available per Share $1.84 $1.99 $2.06 $2.21 $3.09 Dividend Coverage 1.00x 1.00x 1.00x 1.00x 1.00x Dividend per Share $1.84 $1.99 $2.06 $2.21 $3.09 Growth % 7.0% 8.2% 3.5% 7.3% 7.1% LP Unit Value Units Held Research Target Price Range Value Range KMP 27.601 x $70.00 - $93.00 = $1,932 - $2,567 KMR 15.935 x 66.00 - 92.00 = 1,052 - 1,466 EPB 92.844 x 32.00 - 36.00 = 2,971 - 3,342 GP / IDR Distributions 2014E Distributions Indicative Multiple Range Value Range KMP $1,940 x 17.0x - 23.0x = $32,979 - $44,619 EPB 232 x 17.0 - 23.0 = 3,940 - 5,331 Other Assets 2014E EBITDA Indicative Multiple Range Value Range EPC Pipelines $272 x 9.0x - 12.0x = $2,449 - $3,265 Gross Asset Value $45,323 - $60,591 Less: Capitalized G&A / Corporate ($31) x 12.0x - 9.0x = ($372) - ($279) Implied Firm Value $44,951 $60,311 Less: Total Debt ($9,652) Less: Minority Interest (309) Plus: Cash & Equivalents 0 Total Implied Equity Value of KMI $34,990 - $50,351 KMI Shares Outstanding 1,036.229 Implied Equity Value per Share $33.77 - $48.59 Premium / (Discount) to Current (6.1%) - 35.1%

2. Overview of the Proposal

A. Overview

Preliminary – Subject to Further Revision Company Comparison +10% +10% Source: FactSet, Public Filings and Kinder Morgan management projections. Market data as of 7/14/2014. Note: Diluted Shares Outstanding, Cash & Equivalents and Total Debt as of year end 2014, per Kinder Morgan management projections. Minority Interest as of 3/31/14, per company filings. (1) Firm value of public GP less value of LP units held by GP and value of other operations, allocated proportionally by contribution of GP / IDR distributions. Current Current 6 ($mm, unless noted otherwise) Unit Price ($) as of 7/14/2014 $35.97 $80.79 $88.87 $35.74 $39.31 52-week high-low ($) 40.45 – 30.8188.06 – 71.32 88.06 – 71.32 44.85 –28.87 44.85 – 28.87 % of 52-week high 88.9% 91.7% 100.9% 79.7% 87.7% Diluted Units Outstanding (mm) 1,036.229 473.268 473.268 217.827 217.827 Equity LP Market Value ($mm) $37,273.2 $38,235.3 $42,058.8 $7,785.1 $8,563.7 Plus: Implied Market Value of GP (1) -- 32,899.6 32,899.6 3,969.6 3,969.6 Plus: Total Debt 9,651.6 22,622.9 22,622.9 4,820.9 4,820.9 Plus: Minority Interest 309.0 447.0 447.0 0.0 0.0 Less: Cash and Equivalents 0.0 (422.0) (422.0) (57.0) (57.0) Enterprise value ($mm) $47,233.7 $93,782.8 $97,606.4 $16,518.6 $17,297.1 Metric Metric Metric FV / 2014E EBITDA (x) $2,846.2 16.6x $5,943.0 15.8x 16.4x $1,197.9 13.8x 14.4x FV / 2015E EBITDA (x) 3,033.7 15.6 6,561.2 14.3 14.9 1,239.7 13.3 14.0 FV / 2016E EBITDA (x) 3,362.9 14.0 7,490.9 12.5 13.0 1,249.3 13.2 13.8 FV / 2017E EBITDA (x) 3,733.9 12.6 8,191.4 11.4 11.9 1,441.1 11.5 12.0 Current Yield (%) $1.68 4.7% $5.52 6.8% 6.2% $2.60 7.3% 6.6% 2014E Yield (%) 1.72 4.8 5.58 6.9 6.3 2.60 7.3 6.6 2015E Yield (%) 1.84 5.1 5.83 7.2 6.6 2.60 7.3 6.6 2016E Yield (%) 1.99 5.5 6.18 7.6 7.0 2.60 7.3 6.6 2017E Yield (%) 2.06 5.7 6.46 8.0 7.3 2.73 7.6 6.9 Price / 2014 DCF (x) $1.72 21.0x $5.57 14.5x 16.0x $2.62 13.6x 15.0x Price / 2015 DCF (x) 1.84 19.5 5.73 14.1 15.5 2.63 13.6 14.9 Price / 2016 DCF (x) 1.99 18.1 6.15 13.1 14.5 2.58 13.8 15.2 Price / 2017 DCF (x) 2.06 17.5 6.43 12.6 13.8 2.78 12.8 14.1 2014E Coverage 1.00x 1.00x 1.00x 1.01x 1.01x 2015E Coverage 1.00 0.98 0.98 1.02 1.02 2016E Coverage 1.00 0.99 0.99 0.99 0.99 2017E Coverage 1.00 0.99 0.99 1.03 1.03 Debt / 2014E EBITDA (x) 3.4x 3.8x 3.8x 4.0x 4.0x

Preliminary – Subject to Further Revision Transaction date 1/1/2015 KMI buys all KMP, KMR and EPB units / shares not currently held KMP – 10% premium to current unit price ($88.87 offer price) 87.9% equity / 12.1% cash consideration 676.144mm shares issued for a total purchase price of $27.7B and an 2.471x exchange ratio KMR – 10% premium to current KMP unit price ($88.87 offer price) (14.7% premium to current KMR share price) 100% equity consideration 292.732mm shares issued for a total purchase price of $10.5B and an 2.471x exchange ratio EPB – 10% premium to current unit price ($39.31 offer price) 87.9% equity / 12.1% cash consideration 133.758mm shares issued for a total purchase price of $5.5B and an 1.093x exchange ratio Forecast Company forecast used for 2015-2018 2019-2023 per management guidance EBITDA growth of 5% (2% baseline, 3% growth capex) 7.0x growth capex / EBITDA multiple Assumes equity issuances of ~$2B in 2016 and 2017, otherwise growth capex funded through available cash through coverage and debt issuance Tax Step-up in tax basis for firm value of $53.5B for units purchased from public (excluding units already owned) Additional inside tax basis of $3.4B at KMI from existing ownership Annual dividend growth rate: 10% in 2015-2019; 5% in 2020-2023 Interest rate on new debt increases from 4.75% to 5.75% over forecast period 298mm warrants with $40/share exercise price outstanding at KMI, expiring May 2017 $200mm in transaction expenses, financed 100% with debt $20mm in annual public company cost savings Summary of the Proposal Assumptions(1) Pro Forma Ownership Source: Kinder Morgan management projections, public filings, Wall Street research and FactSet. Market data as of 7/14/14. Note: (1) See detailed Assumptions in Appendix. Sources & Uses KMI Existing KMI Shareholders Current KMP Unitholders Current KMR Shareholders Current EPB Unitholders 47.0% 32.6% 14.0% 6.5% 7 Sources ($mm) New Equity Issued $39,661.7 New Debt Issued 4,200.0 Assume Debt 27,443.8 Total Sources $71,305.5 Uses ($mm) Acquisition of KMP Units $27,660.3 Acquisition of KMR Shares 10,529.6 Acquisition of EPB Units 5,471.9 Transaction Expenses 200.0 Assume Debt 27,443.8 Total Uses $71,305.5

Preliminary – Subject to Further Revision Summary Pro Forma Impacts to KMI @ 10% Premium Source: Kinder Morgan management projections. CAFD per Share defined as (LP/GP/IDR Distributions Received + EBITDA from Retained Assets – Maintenance Capex – Interest Expense – Taxes & Other – G&A) / Weighted Average Shares Outstanding. CAFD per Share(1) Dividend per Share Standalone Pro Forma Accretion / (Dilution) Growth Rate PF SA Accretion / (Dilution) Growth Rate PF SA Excess Coverage Coverage Ratio ($ in millions) 8 21.6% 24.6% 29.1% 35.8% 28.6% 28.5% 24.5% 20.8% 17.5% 7.2% 8.2% 3.5% 7.3% 9.4% 3.8% 7.2% 7.2% 7.1% 7.0% 8.2% 3.5% 7.3% 9.5% 3.8% 7.2% 7.2% 7.1% $1.84 $1.99 $2.06 $2.21 $2.42 $2.51 $2.69 $2.89 $3.09 $2.00 $2.20 $2.42 $2.66 $2.93 $3.07 $3.23 $3.39 $3.56 2015 2016 2017 2018 2019 2020 2021 2022 2023 16.3% 10.0% 10.0% 10.0% 10.0% 5.0% 5.0% 5.0% 5.0% 1.00x 1.00x 1.00x 1.00x 1.00x 1.00x 1.00x 1.00x 1.00x 1.12x 1.13x 1.10x 1.13x 1.06x 1.05x 1.04x 1.03x 1.02x / / / / / / / / / 30.3% 10.8% 7.3% 12.9% 3.6% 3.7% 3.9% 4.1% 4.2% $1.84 $1.99 $2.06 $2.21 $2.42 $2.51 $2.69 $2.89 $3.09 $2.24 $2.48 $2.66 $3.00 $3.11 $3.23 $3.35 $3.49 $3.63 2015 2016 2017 2018 2019 2020 2021 2022 2023 ($0.1) ($0.0) $0.0 $0.7 $0.0 $0.0 $0.0 $0.0 $0.0 $514.1 $618.1 $546.4 $781.3 $420.6 $346.2 $281.3 $224.9 $173.0 2015 2016 2017 2018 2019 2020 2021 2022 2023 8.7% 10.6% 17.5% 20.5% 21.0% 22.5% 19.9% 17.4% 15.1%

Preliminary – Subject to Further Revision Overview of Financial Impact to Targets KMP / KMR Distribution Accretion / Dilution EPB Distribution Accretion / Dilution Source: Kinder Morgan management projections. Coverage Ratios 9 (15.2%) (12.0%) (7.4%) (5.5%) 2.1% 4.0% 6.0% 8.2% 10.5% (11.4%) (8.1%) (3.2%) (1.2%) 6.7% 8.7% 10.8% 13.1% 15.5% (25.0%) (15.0%) (5.0%) 5.0% 15.0% 25.0% 35.0% 2015 2016 2017 2018 2019 2020 2021 2022 2023 10% Premium 15% Premium (15.9%) (7.5%) (3.1%) 4.6% 10.6% 12.3% 14.1% 15.9% 17.7% (12.1%) (3.3%) 1.3% 9.4% 15.7% 17.4% 19.3% 21.1% 23.0% (25.0%) (15.0%) (5.0%) 5.0% 15.0% 25.0% 35.0% 2015 2016 2017 2018 2019 2020 2021 2022 2023 10% Premium 15% Premium 2015 2016 2017 2018 2019 2020 2021 2022 2023 KMP SA 0.98x 0.99x 0.99x 1.00x 1.00x 1.00x 1.00x 1.00x 1.00x EPB SA 1.02 0.99 1.03 1.02 1.02 1.02 1.02 1.02 1.02 KMI PF @10% Premium 1.12 1.13 1.10 1.13 1.06 1.05 1.04 1.03 1.02 @15% Premium 1.10 1.11 1.08 1.11 1.04 1.03 1.02 1.01 1.00

B. Pro Forma Valuation Benchmarking

Preliminary – Subject to Further Revision Comparative Growth Landscape Source: Kinder Morgan management, company filings, Wall Street Research. 2-year CAGR calculated 2015-2017. REIT Index: Represents universe of 143 constituent publicly traded real estate investment trusts domiciled in the United States. Dividend Index: Represents 100 constituents of publicly traded dividend paying securities. KMI Peers Index: WMB, ENB, OKE, EPD, SE, TRP, NI, D, SRE. Utilities Index: AEE, AEP, AES, CNP, CVA, D, DTE, DUK, ED, EE, EIX, ETR, EXC, FE, NEE, NU, PCG, PEG, SO, XEL. Market Comparison Dividend 2-year CAGR(1) EBITDA 2-year CAGR(1) Scale 2015E Debt / 2015E EBITDA Firm Value Yield / Returns Total Return 2015 Dividend Yield Growth Rate Dividend 2-year CAGR(1) EBITDA 2-year CAGR(1) Payout Ratio (2) (3) (4) (5) (2) (3) (4) (5) 10 4.8% 4.5% 4.0% 4.0% 3.9% 3.8% 3.4% 3.1% 3.7% 2.8% 2.7% KMI PF @4.75% KMI PF @4.5% WMB EPD OKE TRP SE ENB D NI SRE Utilities Median = 2.8% GP/Midstream Median = 3.8% 2015 Median = 3.7% 5.7x 5.6x 5.3x 5.3x 4.8x 4.3x 3.7x 5.0x 4.7x 4.3x KMI PF TRP SE ENB OKE WMB EPD NI D SRE GP/Midstream Median = 5.0x Utilities Median = 4.7x 2015 Median = 4.8x 22.1% 15.6% 14.8% 14.5% 13.4% 12.2% 10.4% 9.6% 9.7% 8.0% 7.0% WMB OKE KMI PF @4.75% KMI PF @4.5% ENB SE EPD TRP D SRE NI Utilities Median = 8.0% GP/Midstream Median = 12.8% 2014 Median = 10.4% 11% 10% 9% 8% 7% 7% 6% 21.6% 17.2% 10.8% 10.6% 6.7% 5.2% 4.6% 9.6% 7.5% 6.9% WMB ENB KMI PF OKE EPD TRP SE NI SRE D Utilities Median = 7.5% GP/Midstream Median = 8.6% Median = 7.5% $136.2 $131.2 $90.5 $79.6 $60.9 $55.7 $40.3 $19.8 $62.8 $36.5 $20.9 KMI PF @4.5% KMI PF @4.75% EPD ENB TRP WMB SE OKE D SRE NI 180% 181% 151% 93% 129% 79% 91% 68% 68% 59% 57% 10% 9% 8% 7% 6% 5% 4% KMI PF AMZ KMI Peers (4) Dividend Index (3) REIT Index (2) S&P 500 Utilities Index (5) KMI PF KMI Peers (4) S&P 500 AMZ Dividend Index (3) Utilities Index (5) REIT Index (2) 19.1% 12.3% 10.6% 10.0% 9.1% 6.7% 5.8% 6.2% 5.4% 4.3% WMB OKE ENB KMI PF SE EPD TRP D SRE NI GP/Midstream Median = 9.8% Utilities Median = 5.4% Median = 6.7% (2) (3) (4) (5)

Preliminary – Subject to Further Revision Selected Public Companies Relative Value and Performance Overview 1-Year CAGR based on 2014E – 2015E growth, except for KMI PF, which is based on 2015E – 2016E growth. 2-Year CAGR based on 2014E – 2016E growth, except for KMI PF, which is based on 2015E – 2017E growth. (1) (2) (1) (2) (2) 11 FV / EBITDA P / E P / CFPS Yield Dividend Growth Expected Total Return EPS Growth Midstream 2015E 2016E 2015E 2016E 2015E 2016E Current 2015E 2016E 1-Year 2-Year 2-Year 1-Year 2-Year EPD 16.3x 15.3x 23.4x 22.3x 17.2x 16.7x 3.7% 4.0% 4.3% 6.5% 6.7% 10.4% 6.0% 5.5% ENB 13.9 11.8 22.2 19.7 10.6 9.0 2.9 3.1 3.3 11.3 10.6 13.4 17.0 14.9 TRP 11.9 11.2 20.9 20.3 9.7 9.5 3.8 3.8 4.0 5.1 5.8 9.6 5.0 3.8 WMB 13.1 12.2 37.3 32.6 14.7 12.9 2.9 4.0 4.7 23.4 19.1 22.1 40.1 26.5 SE 12.2 11.6 26.5 25.5 16.1 15.3 3.1 3.4 3.7 9.1 9.1 12.2 3.1 3.6 OKE 11.8 10.9 33.4 29.2 19.9 17.5 3.4 3.9 4.3 13.8 12.3 15.6 22.2 18.2 Median 12.7x 11.7x 25.0x 23.9x 15.4x 14.1x 3.2% 3.8% 4.1% 10.2% 9.8% 12.8% 11.5% 10.2% Utilities D 11.0x 10.4x 18.4x 17.6x 10.4x 9.8x 3.5% 3.7% 3.9% 6.0% 6.2% 9.7% 5.9% 5.2% SRE 10.1 9.4 21.1 19.8 10.2 9.7 2.6 2.7 2.9 5.5 5.4 8.0 8.2 7.4 NI 10.1 9.3 21.3 19.8 8.4 9.0 2.7 2.8 2.9 4.2 4.3 7.0 7.4 7.6 Median 10.1x 9.4x 21.1x 19.8x 10.2x 9.7x 2.7% 2.8% 2.9% 5.5% 5.4% 8.0% 7.4% 7.4% With Depreciation of Step-Up - $2.00 2015E Dividend KMI PF @4.5% 17.0x 15.2x 40.2x 37.8x 17.8x 16.2x 4.5% 5.0% 10.0% 10.0% 14.5% 6.5% 5.6% KMI PF @4.75% 16.3 14.7 37.8 35.6 16.7 15.3 4.8 5.2 10.0 10.0 14.8 6.4 5.4 Without Depreciation of Step-Up - $1.72 2015E Dividend KMI PF @4.5% 15.3x 13.7x 34.3x 32.4x 20.5x 18.1x 4.5% 5.0% KMI PF @4.75% 14.8 13.3 32.5 30.5 19.5 17.0 4.8 5.2 (1) (2)

Preliminary – Subject to Further Revision Preliminary KMI Pro Forma Discounted Cash Flow Analysis KMI Discounted Cash Flow Analysis (excluding Step-Up) Source: Kinder Morgan management projections. Note: Diluted Shares Outstanding, Cash & Equivalents and Total Debt as of year end 2014, per Kinder Morgan management projections. Minority Interest as of 3/31/14, per company filings. Represents discounted value of dividends per share at 1/1/2015. Terminal value represents 63.2 – 69.5% of NPV. ($ in millions, except per share amounts) Value Including Step-Up Value of Step-Up Value Excluding Step-Up Step-Up Discounted Cash Flow Analysis 12 Projected FYE December 31, ($ in millions) 2015E 2016E 2017E 2018E 2019E 2020E 2021E 2022E 2023E KMI SA EBITDA $224 $204 $215 $215 $215 $215 $215 $215 $215 KMP SA EBITDA 6,561 7,491 8,191 9,546 10,023 10,524 11,050 11,603 12,183 EPB SA EBITDA 1,240 1,249 1,441 1,499 1,574 1,653 1,735 1,822 1,913 Total EBITDA $8,025 $8,944 $9,848 $11,260 $11,812 $12,392 $13,001 $13,640 $14,311 Less: Maintenance Capex ($568) ($578) ($591) ($603) ($618) ($646) ($675) ($705) ($737) Less: G&A / Corporate (100) (122) (127) (132) (131) (131) (131) (131) (131) Less: Interest (2,125) (2,433) (2,786) (3,038) (3,249) (3,442) (3,650) (3,874) (4,113) Less: Taxes (1,821) (1,791) (1,788) (2,119) (2,220) (2,338) (2,443) (2,535) (2,618) Cash Available for Dividend $3,410 $4,020 $4,556 $5,367 $5,594 $5,835 $6,102 $6,395 $6,712 Cash Available per Share $1.59 $1.85 $2.03 $2.37 $2.47 $2.57 $2.69 $2.82 $2.96 Dividend Coverage 0.93x 0.98x 0.97x 1.03x 0.98x 0.97x 0.97x 0.97x 0.97x Dividend per Share $1.72 $1.89 $2.08 $2.29 $2.52 $2.64 $2.78 $2.92 $3.06 Growth % 0.0% 10.0% 10.0% 10.0% 10.0% 5.0% 5.0% 5.0% 5.0% Terminal Yield 5.50% 5.00% 4.50% PV of Terminal Value (2) $28.37 $31.21 $34.67 Cost of Equity Implied KMI Equity Value per Share (1) Cost of Equity Implied KMI Equity per Share Cost of Equity Implied KMI Equity Value per Share 7.50% $44.58 $47.48 $51.03 7.50% $5.52 7.50% $50.10 $53.00 $56.55 8.50% 41.63 44.30 47.56 8.50% 5.24 8.50% 46.87 49.54 52.80 9.50% 38.92 41.38 44.38 9.50% 4.98 9.50% 43.90 46.36 49.37 Cost of Equity Implied KMI 2015E Yield Cost of Equity Implied KMI 2015E Yield 7.50% 3.9% 3.6% 3.4% 7.50% 4.0% 3.8% 3.5% 8.50% 4.1 3.9 3.6 8.50% 4.3 4.0 3.8 9.50% 4.4 4.2 3.9 9.50% 4.6 4.3 4.1 Projected FYE December 31, ($ in millions) 2015E 2016E 2017E 2018E 2019E 2020E 2021E 2022E 2028E KMP Step-Up Basis Dep'n $3,316 $3,316 $3,316 $3,316 $3,316 $3,316 $3,316 $3,316 $2,056 EPB Step-Up Basis Dep'n 597 597 597 597 597 597 597 597 370 Total Step-Up Basis Dep'n $3,913 $3,913 $3,913 $3,913 $3,913 $3,913 $3,913 $3,913 $2,426 Cash Tax Impact @ 36.5% $1,428 $1,428 $1,428 $1,428 $1,428 $1,428 $1,428 $1,428 $885 Cash Tax Impact per Share $0.67 $0.66 $0.64 $0.63 $0.63 $0.63 $0.63 $0.63 $0.39 (1) (2)

C. Shareholder Analysis

Individual Top 40 Shareholder Analysis KMP KMI EPB KMR Top 40 Shareholders As of 03/31/14 Source: Factset. Excludes broker / dealers, index investors, and insiders. Assumes share prices as of 7/14/14. KMI 80% Institutional 20% Retail KMP 21% Institutional 79% Retail KMR 71% Institutional 29% Retail EPB 77% Institutional 23% Retail 13 Holdings % of Rank Investor ($MM) KMP Market Cap 1 ALPS Advisors $853 2.5% 2 Fayez Sarofim 373 1.1 3 ClearBridge Investments LLC 270 0.8 4 Kayne Anderson Capital 265 0.8 5 Epoch Investment Partners, Inc. 183 0.5 6 Miller/Howard Investments, Inc. 177 0.5 7 Deutsche Bank IM 156 0.5 8 UBS Global Asset 122 0.4 9 Renaissance Technologies LLC 103 0.3 10 Tortoise Capital Advisors LLC 93 0.3 11 Bank of America, NA (Private) 92 0.3 12 Tesuji Partners LLC 83 0.2 13 Nomura Asset Management 74 0.2 14 AT Investment Advisers, Inc. 73 0.2 15 Wells Fargo Advisors LLC 68 0.2 16 PNC Bank NA 65 0.2 17 Edge Asset Management, Inc. 64 0.2 18 Creative Planning, Inc. 59 0.2 19 Dividend Assets Capital LLC 58 0.2 20 Energy Income Partners LLC 57 0.2 21 Harvest Fund Advisors LLC 56 0.2 22 CalPers 54 0.2 23 BNY Mellon 46 0.1 24 Advisory Research, Inc. 44 0.1 25 Salient Capital Advisors LLC 44 0.1 26 Duff & Phelps IM 42 0.1 27 Morgan Stanley IM 42 0.1 28 Oxbow Advisors LLC 38 0.1 29 City National Rochdale LLC 37 0.1 30 Penn Public School Employees 36 0.1 31 Prospera Financial Services, Inc. 32 0.1 32 Raymond James & Associates, 32 0.1 33 Standish Mellon AM 31 0.1 34 Allstate Investment Management Co. 30 0.1 35 Tiedemann Wealth Management 29 0.1 36 LPL Financial LLC 28 0.1 37 Bowen Hanes & Co., Inc. 26 0.1 38 BlackRock Investment (UK) 25 0.1 39 Neuberger Berman LLC 24 0.1 40 USAA Investment Management Co. 22 0.1 Holdings % of Rank Investor ($MM) KMI Market Cap 1 Capital Research (Global Investors) $1,274 3.8% 2 Capital Research (World Investors) 864 2.6 3 Delaware Mgmt. Business Trust 434 1.3 4 Kayne Anderson Capital Advisors 336 1.0 5 Fayez Sarofim & Co. 318 1.0 6 Massachusetts Financial Services 305 0.9 7 BlackRock Advisors LLC 295 0.9 8 D. E. Shaw & Co. LP 216 0.6 9 Principal Global Investors LLC 202 0.6 10 Norges Bank Investment Mgmt 201 0.6 11 FPR Partners LLC 188 0.6 12 Mellon Capital Management Corp. 186 0.6 13 Renaissance Technologies LLC 179 0.5 14 Thornburg Investment Management 174 0.5 15 Sterling Capital Management LLC 173 0.5 16 Advisory Research, Inc. 172 0.5 17 JPMorgan Investment Management 163 0.5 18 Global Thematic Partners LLC 163 0.5 19 Columbia Management Investment 159 0.5 20 Franklin Advisers, Inc. 146 0.4 21 Brown Advisory LLC 144 0.4 22 Salient Capital Advisors LLC 133 0.4 23 Sasco Capital, Inc. 130 0.4 24 Santa Barbara Asset Management 130 0.4 25 Deutsche Bank Investment Mgmt 124 0.4 26 The Bank of New York Mellon 123 0.4 27 OppenheimerFunds, Inc. 122 0.4 28 Omega Advisors, Inc. 121 0.4 29 Two Sigma Investments LLC 119 0.4 30 Energy Income Partners LLC 113 0.3 31 Managed Account Advisors LLC 111 0.3 32 UBS Global Asset Management 106 0.3 33 BlackRock Investment Management 100 0.3 34 Goldman Sachs (Private Banking) 96 0.3 35 Fidelity Management & Research 96 0.3 36 Neuberger Berman LLC 95 0.3 37 Hayman Capital Management LP 95 0.3 38 HSBC Global Asset Mgmt (UK) 92 0.3 39 Nicholas Co., Inc. 90 0.3 40 Center Coast Capital Advisors LP 88 0.3 Holdings % of Rank Investor ($MM) EPB Market Cap 1 OppenheimerFunds, Inc. $333 4.9% 2 Deutsche Asset & Wealth 304 4.5 3 Center Coast Capital Advisors LP 304 4.5 4 OFI Steelpath, Inc. 273 4.0 5 Kayne Anderson Capital Advisors LP 273 4.0 6 ALPS Advisors, Inc. 236 3.5 7 ClearBridge Investments LLC 205 3.0 8 Eagle Global Advisors LLC 130 1.9 9 Energy Income Partners LLC 122 1.8 10 Tortoise Capital Advisors LLC 88 1.3 11 American Century IM 82 1.2 12 UBS Global AM 77 1.1 13 AT Investment Advisers, Inc. 71 1.0 14 Harvest Fund Advisors LLC 69 1.0 15 Deutsche BankIM 68 1.0 16 Renaissance Technologies LLC 53 0.8 17 Morgan Stanley IM 38 0.6 18 ING Investment Management 37 0.5 19 First Trust Advisors LP 37 0.5 20 Cohen & Steers Capital 27 0.4 21 Nomura Asset Management 24 0.4 22 City National Rochdale LLC 23 0.3 23 Penn Public School Empl. Retirement 22 0.3 24 Duff & Phelps IM 20 0.3 25 HighTower Advisors LLC 19 0.3 26 Salient Capital Advisors LLC 18 0.3 27 Goldman Sachs & Co. (Private) 17 0.3 28 Miller/Howard Investments, Inc. 17 0.2 29 Oxbow Advisors LLC 15 0.2 30 Advisory Research, Inc. 13 0.2 31 Mason Street Advisors LLC 13 0.2 32 Fidelity Management & Research Co. 13 0.2 33 Tiedemann Wealth Management LLC 12 0.2 34 The Travelers Cos IM 11 0.2 35 C.V. Starr & Co., Inc. 11 0.2 36 CalPers 11 0.2 37 SEI IM 10 0.1 38 Dividend Assets Capital LLC 9 0.1 39 BlackRock IM (UK) Ltd. 8 0.1 40 NFJ Investment Group LLC 8 0.1 Holdings % of Rank Investor ($MM) KMR Market Cap 1 Kayne Anderson Capital $886 9.7% 2 ClearBridge Investments LLC 368 4.0 3 Cortland Advisers LLC 315 3.4 4 Energy Income Partners LLC 274 3.0 5 Center Coast Capital Advisors LP 264 2.9 6 Harvest Fund Advisors LLC 261 2.9 7 Brave Warrior Advisors LLC 257 2.8 8 Tortoise Capital Advisors LLC 251 2.7 9 Managed Account Advisors LLC 250 2.7 10 Salient Capital Advisors LLC 164 1.8 11 Advisory Research, Inc. 140 1.5 12 The London Co. of Virginia LLC 116 1.3 13 Eagle Global Advisors LLC 102 1.1 14 Tesuji Partners LLC 80 0.9 15 First Trust Advisors LP 76 0.8 16 Cushing MLP Asset Management LP 75 0.8 17 Nicholas Co., Inc. 71 0.8 18 AT Investment Advisers, Inc. 61 0.7 19 Schweizerische Nationalbank 59 0.6 20 Penns Public School Empl. Retirement 58 0.6 21 The Roosevelt Investment Group 55 0.6 22 APG Asset Management NV 54 0.6 23 Cohen & Steers Capital 50 0.5 24 Mid-Continent Capital LLC 44 0.5 25 Sand Hill Global Advisors LLC 42 0.5 26 The Travelers Cos. IM 39 0.4 27 ParenteBeard Wealth 38 0.4 28 Blackhill Capital, Inc. 34 0.4 29 Deutsche Bank IM 32 0.3 30 Wells Fargo Advisors LLC 31 0.3 31 Oxbow Advisors LLC 30 0.3 32 UBS Global AM 30 0.3 33 Riverbridge Partners LLC 28 0.3 34 BlackRock IM (UK) 26 0.3 35 Renaissance Technologies LLC 25 0.3 36 Nikko Asset Management Co., Ltd. 24 0.3 37 PartnerRe Asset Management Corp. 23 0.3 38 JPMorgan Chase Bank NA 22 0.2 39 Bank of America, NA (Private) 22 0.2 40 CalPers 22 0.2 KMI KMP KMR EPB

Pro Forma Top 40 Shareholder Analysis Top 40 Shareholders As of 03/31/14 Source: Factset. Excludes broker / dealers, index investors, and insiders. Assumes share prices as of 7/14/14 for pro-forma holdings. Note: Assumes KMI acquires KMP and EPB at a 10% premium to current unit price, and KMR at the same price as KMP. Assumes 88% stock consideration. 14 Total KMI ($36.04) KMP ($81.30) KMR ($81.30) EPB ($36.16) KMI Pro Forma Rank Investor Shares (MM) Value ($MM) Units (MM) Value ($MM) Shares (MM) Value ($MM) Units (MM) Value ($MM) Value ($MM) % Pro Forma Market Cap f 1 Kayne Anderson Capital Advisors LP 9.3 $336 3.3 $257 11.4 $895 7.7 $265 $1,752 2.0% 2 Capital Research & Management Co. (Global Investors) 35.4 1,274 0.0 0 0.0 0 0.0 0 1,274 1.5 3 ALPS Advisors, Inc. 0.4 14 10.6 826 0.0 0 6.6 228 1,069 1.2 4 ClearBridge Investments LLC 0.0 1 3.3 261 4.8 372 5.7 199 833 1.0 5 Capital Research & Management Co. (World Investors) 24.0 864 0.0 0 0.0 0 0.0 0 864 1.0 6 Fayez Sarofim & Co. 8.8 318 4.6 361 0.0 0 0.0 0 680 0.8 7 Center Coast Capital Advisors LP 2.5 88 0.0 0 3.4 267 8.5 294 649 0.7 8 Energy Income Partners LLC 3.2 113 0.7 55 3.5 276 3.4 118 563 0.6 9 OppenheimerFunds, Inc. 3.4 122 0.1 6 0.0 4 9.3 322 454 0.5 10 Tortoise Capital Advisors LLC 0.1 5 1.1 90 3.2 253 2.5 85 433 0.5 11 Delaware Management Business Trust 12.1 434 0.0 0 0.0 0 0.0 0 434 0.5 12 Harvest Fund Advisors LLC 0.6 21 0.7 55 3.4 264 1.9 66 406 0.5 13 Deutsche Bank Investment Management, Inc. 3.5 124 1.9 151 0.4 32 1.9 65 373 0.4 14 Advisory Research, Inc. 4.8 172 0.5 43 1.8 141 0.4 13 369 0.4 15 Managed Account Advisors LLC 3.1 111 0.0 0 3.2 253 0.0 0 363 0.4 16 Salient Capital Advisors LLC 3.7 133 0.5 42 2.1 165 0.5 18 359 0.4 17 Renaissance Technologies LLC 5.0 179 1.3 99 0.3 25 1.5 51 355 0.4 18 UBS Global Asset Management (Americas), Inc. 2.9 106 1.5 118 0.4 30 2.2 74 328 0.4 19 Cortland Advisers LLC 0.0 0 0.0 0 4.1 317 0.0 0 317 0.4 20 Deutsche Asset & Wealth Management Investment GmbH 0.1 3 0.0 0 0.1 5 8.5 294 302 0.3 21 BlackRock Advisors LLC 8.2 295 0.0 1 0.2 17 0.0 0 313 0.4 22 Massachusetts Financial Services Co. 8.5 305 0.0 0 0.0 0 0.0 0 305 0.4 23 Miller/Howard Investments, Inc. 2.4 86 2.2 171 0.0 1 0.5 16 275 0.3 24 OFI Steelpath, Inc. 0.0 0 0.0 0 0.0 0 7.7 265 265 0.3 25 Brave Warrior Advisors LLC 0.0 0 0.0 0 3.3 260 0.0 0 260 0.3 26 Eagle Global Advisors LLC 0.5 19 0.0 0 1.3 103 3.6 126 248 0.3 27 AT Investment Advisers, Inc. 0.8 27 0.9 71 0.8 61 2.0 68 228 0.3 28 D. E. Shaw & Co. LP 6.0 216 0.0 0 0.2 13 0.0 0 229 0.3 29 Principal Global Investors LLC 5.6 202 0.0 0 0.0 0 0.0 0 202 0.2 30 Norges Bank Investment Management 5.6 201 0.0 0 0.0 0 0.0 0 201 0.2 31 Sterling Capital Management LLC 4.8 173 0.0 2 0.3 20 0.0 0 195 0.2 32 The Bank of New York Mellon Corp. (Asset Management) 3.4 123 0.6 45 0.2 16 0.2 7 191 0.2 33 Mellon Capital Management Corp. 5.2 186 0.0 0 0.1 5 0.0 0 191 0.2 34 FPR Partners LLC 5.2 188 0.0 0 0.0 0 0.0 0 188 0.2 35 Epoch Investment Partners, Inc. 0.0 0 2.3 177 0.0 0 0.0 0 178 0.2 36 First Trust Advisors LP 1.2 42 0.2 16 1.0 76 1.0 36 171 0.2 37 Wells Fargo Advisors LLC 1.8 66 0.8 66 0.4 31 0.2 7 170 0.2 38 Thornburg Investment Management, Inc. 4.9 174 0.0 0 0.0 0 0.0 0 174 0.2 39 Columbia Management Investment Advisers LLC 4.4 159 0.0 3 0.1 11 0.0 0 174 0.2 40 Tesuji Partners LLC 0.0 0 1.0 81 1.0 81 0.0 0 161 0.2 Total Top 40 191.4 $6,883 38.4 $3,000 51.1 $3,993 75.7 $2,620 $19,406 19.0%

KMI Pro Forma vs. Selected Public Companies Top 30 Selected Public Companies Shareholders As of 03/31/14 Source: Factset. Excludes broker / dealers, index investors, and insiders. Assumes share prices as of 7/14/14 for pro-forma holdings. Note: Assumes KMI acquires KMP and EPB at a 10% premium to current unit price, and KMR at the same price as KMP. Assumes 88% stock consideration. 15 Total KMI Pro Forma Holder of Selected Public Companies Rank Investor Value ($MM) % of Market Cap D WMB ENB TRP SE SRE OKE NI Holdings ($MM) Market Cap 1 RBC Global Asset Management, Inc. $2 0.0% $1 $60 $2,934 $2,613 $36 $67 $15 $31 $5,757 2.4% 2 Capital Research & Management Co. (World Investors) 864 1.0 517 0 3,003 0 1,273 0 238 0 5,031 2.1 3 Fidelity Management & Research Co. 108 0.1 403 1,143 679 391 191 1,021 192 441 4,459 1.9 4 1832 Asset Management LP 17 0.0 1 3 2,111 1,782 1 0 0 0 3,897 1.7 5 TD Asset Management, Inc. 19 0.0 54 20 1,867 1,633 38 19 9 7 3,647 1.6 6 Franklin Advisers, Inc. 146 0.2 952 690 20 89 590 913 0 54 3,308 1.4 7 Capital Research & Management Co. (Global Investors) 1,274 1.5 1,717 0 7 0 223 854 0 0 2,801 1.2 8 Corvex Management LP -- -- 220 133 401 589 433 331 6 320 2,433 1.0 9 Deutsche Asset & Wealth Management Investment GmbH 302 0.3 0 2,431 0 0 0 0 0 0 2,431 1.0 10 JPMorgan Investment Management, Inc. 163 0.2 908 1 1,314 0 60 10 0 1 2,294 1.0 11 Wellington Management Co. LLP -- -- 422 359 11 38 5 849 2 593 2,279 1.0 12 Norges Bank Investment Management 201 0.2 324 364 366 233 204 238 95 88 1,912 0.8 13 T. Rowe Price Associates, Inc. 39 0.0 64 82 1 1 575 68 22 960 1,773 0.8 14 Neuberger Berman LLC 138 0.2 248 482 169 1 218 93 348 153 1,712 0.7 15 The Caisse de depot et placement du Quebec -- -- 23 23 1,517 17 56 21 8 21 1,686 0.7 16 Tortoise Capital Advisors LLC 433 0.5 0 420 99 69 420 15 505 137 1,664 0.7 17 BlackRock Advisors LLC 313 0.4 607 113 8 0 267 355 37 36 1,422 0.6 18 Massachusetts Financial Services Co. 305 0.4 157 245 198 136 194 173 173 81 1,357 0.6 19 Soroban Capital Partners LLC -- -- 0 1,225 0 0 0 0 0 0 1,225 0.5 20 TIAA-CREF Investment Management LLC 83 0.1 103 70 249 281 210 170 7 70 1,159 0.5 21 Deutsche Bank Investment Management, Inc. 373 0.4 166 312 0 0 238 249 124 69 1,157 0.5 22 Mellon Capital Management Corp. 191 0.2 0 17 416 701 7 0 0 0 1,142 0.5 23 Kayne Anderson Capital Advisors LP 1,752 2.0 231 286 108 29 203 130 83 68 1,139 0.5 24 I. G. Investment Management Ltd. 0 0.0 0 501 81 7 75 0 443 28 1,136 0.5 25 Jarislowsky Fraser Ltd. -- -- 0 0 632 380 18 0 0 0 1,030 0.4 26 Pictet Asset Management SA 18 0.0 263 53 0 0 206 188 97 165 973 0.4 27 Brookfield Investment Management, Inc. 7 0.0 0 260 6 5 273 206 0 98 849 0.4 28 The Bank of New York Mellon Corp. (Asset Management) 191 0.2 164 181 14 18 118 182 77 62 817 0.3 29 Franklin Templeton Investments Corp. -- -- 0 0 414 390 0 0 0 0 804 0.3 30 Columbia Management Investment Advisers LLC 174 0.2 170 199 1 1 114 259 21 8 773 0.3 Total Top 30 $7,113 8.2% $7,715 $9,673 $16,627 $9,402 $6,245 $6,411 $2,503 $3,490 $62,067 26.4%

KMI Pro Forma vs. EPD Top 30 EPD Shareholders As of 03/31/14 Source: Factset. Excludes broker / dealers, index investors, and insiders. Assumes share prices as of 7/14/14 for pro-forma holdings. Note: Assumes KMI acquires KMP and EPB at a 10% premium to current unit price, and KMR at the same price as KMP. Assumes 88% stock consideration. 16 Total KMI Pro Forma Holding of % of Shares Rank Investor Value % of Market Cap EPD ($MM) Outstanding 1 Tortoise Capital Advisors LLC $433 0.5% $1,306 2.0% 2 Kayne Anderson Capital Advisors LP 1,752 2.0 1,197 1.8 3 ALPS Advisors, Inc. 1,069 1.2 918 1.4 4 Neuberger Berman LLC 138 0.2 752 1.2 5 Deutsche Asset & Wealth Management Investment GmbH 302 0.3 733 1.1 6 ClearBridge Investments LLC 833 1.0 722 1.1 7 Harvest Fund Advisors LLC 406 0.5 712 1.1 8 Fayez Sarofim & Co. 680 0.8 634 1.0 9 OppenheimerFunds, Inc. 454 0.5 600 0.9 10 Janus Capital Management LLC 0 0.0 570 0.9 11 Miller/Howard Investments, Inc. 275 0.3 546 0.8 12 AT Investment Advisers, Inc. 228 0.3 529 0.8 13 OFI Steelpath, Inc. 265 0.3 514 0.8 14 UBS Global Asset Management (Americas), Inc. 328 0.4 463 0.7 15 Advisory Research, Inc. 369 0.4 391 0.6 16 Cortland Advisers LLC 317 0.4 365 0.6 17 Energy Income Partners LLC 563 0.6 348 0.5 18 TD Asset Management, Inc. 19 0.0 281 0.4 19 Salient Capital Advisors LLC 359 0.4 268 0.4 20 Center Coast Capital Advisors LP 649 0.7 268 0.4 21 Bank of America, NA (Private Banking) 142 0.2 255 0.4 22 Pennsylvania Public School Employees Retirement System 161 0.2 244 0.4 23 Eagle Global Advisors LLC 248 0.3 220 0.3 24 Chickasaw Capital Management LLC 3 0.0 166 0.3 25 Williams, Jones & Associates LLC 12 0.0 160 0.2 26 PNC Bank NA (Investment Management) 78 0.1 159 0.2 27 First Trust Advisors LP 171 0.2 153 0.2 28 Epoch Investment Partners, Inc. 178 0.2 125 0.2 29 Deutsche Bank Investment Management, Inc. 373 0.4 119 0.2 30 Westwood Management Corp. (Texas) 82 0.1 113 0.2 Total Top 30 $10,885 12.5% $13,830 21.3%

KMI Pro Forma vs. PAGP Source: Factset. Excludes broker / dealers, index investors, and insiders. Assumes share prices as of 7/14/14 for pro-forma holdings. Note: Assumes KMI acquires KMP and EPB at a 10% premium to current unit price, and KMR at the same price as KMP. Assumes 88% stock consideration. “--” denotes true 0. Top 30 PAGP Shareholders As of 03/31/14 17 Total KMI Pro Forma Holding of % of Shares Rank Investor Value % of Market Cap PAGP ($MM) Outstanding 1 Waddell & Reed Investment Management Co. -- -- $587 3.5% 2 Pictet Asset Management SA $18 0.0% 283 1.7 3 Perkins Investment Management LLC 0 0.0 248 1.5 4 Capital Research & Management Co. (Global Investors) 1,274 1.5 197 1.2 5 Tortoise Capital Advisors LLC 433 0.5 142 0.8 6 Salient Capital Advisors LLC 359 0.4 137 0.8 7 Advisory Research, Inc. 369 0.4 124 0.7 8 Capital Research & Management Co. (World Investors) 864 1.0 109 0.6 9 ClearBridge Investments LLC 833 1.0 91 0.5 10 Kayne Anderson Capital Advisors LP 1,752 2.0 90 0.5 11 Harvest Fund Advisors LLC 406 0.5 88 0.5 12 Center Coast Capital Advisors LP 649 0.7 87 0.5 13 Magnetar Financial LLC 47 0.1 82 0.5 14 Eagle Global Advisors LLC 248 0.3 74 0.4 15 Cohen & Steers Capital Management, Inc. 88 0.1 51 0.3 16 AT Investment Advisers, Inc. 228 0.3 49 0.3 17 Steadfast Capital Management LP -- -- 49 0.3 18 Jennison Associates LLC 0 0.0 49 0.3 19 Westwood Management Corp. (Texas) 82 0.1 46 0.3 20 Franklin Advisers, Inc. 146 0.2 45 0.3 21 Fidelity Management & Research Co. 108 0.1 44 0.3 22 Pennsylvania Public School Employees Retirement System 161 0.2 43 0.3 23 Chickasaw Capital Management LLC 3 0.0 42 0.2 24 Adage Capital Management LP -- -- 36 0.2 25 Kensico Capital Management Corp. -- -- 30 0.2 26 RR Advisors LLC 33 0.0 30 0.2 27 Passport Capital LLC -- -- 29 0.2 28 Columbia Management Investment Advisers LLC 174 0.2 22 0.1 29 Cushing MLP Asset Management LP 138 0.2 21 0.1 30 MSDC Management LP -- -- 21 0.1 Total Top 30 $8,413 9.7% $2,949 17.4%

Appendix

Preliminary – Subject to Further Revision KMI Sell-Side Analyst Perception “We are raising our 2014 DCF per share estimate slightly to $1.76 from $1.73 primarily to reflect the positive Q1 variance. Management did not comment on any potential structural changes that could occur at KMI in the near term. We are maintaining our Market Perform rating as we believe KMI’s current price fairly reflects our three-year 7% dividend CAGR estimate.” - WSR #6, April 21, 2014 “KMI's valuation benefits from its C-corp structure and sheer size, which allows for a broader investor base compared to its GP peers. That said, given KMI's premium valuation and the fact that KMI's large size can make it more difficult to grow given the law of large numbers, we are reluctant to become more constructive.” - WSR #5, April 17, 2014 “KMI remains our favored way to play the Kinder Morgan story as we expect solid dividend growth over the next several years underpinned by a robust growth project backlog at the underlying MLPs” - WSR #4, April 17, 2014 “Kinder Morgan reported its typical seasonally strong 1Q benefiting from cold weather and robust gas demand. [Kinder Morgan's] $16+b project backlog remains growing and impressive, but a thin margin for error may limit stock upside for KMP / EPB” - WSR #3, April 16, 2014 “Given KMP’s severe underperformance over the last 12-months, we believe many of the downside risks are understood and likely priced in. The shadow backlog offers the opportunity for upside revisions to cash flow. Recently announced positive trends in contract terms as well as bullish industry and UBS forecasts for Natural Gas supply /demand growth (+10 to 15 Bcf/d by 2019) all support the likelihood of this eventuality materializing.” - WSR #2, June 19, 2014 Source: Wall Street Research. “We believe that there is a scarcity of securities that share KMI’s attributes of being a large-cap stock with an attractive yield, visible growth prospects, stable cash flow generated from a broad and diversified energy infrastructure, and a top tier management team.” - WSR #1, April 17, 2014 18 $40.00 $38.00 $38.00 $37.00 $35.00 $32.50 WSR #1 WSR #2 WSR #3 WSR #4 WSR #5 WSR #6 Average Price = $36.75 Current Price = $35.97

Preliminary – Subject to Further Revision KMP Overview Valuation Overview Wall Street Research Commentary Source: Public Filings, Kinder Morgan management projections, Wall Street research and FactSet. Market data as of 7/14/14. (1) Firm value of public GP less value of LP units held by GP and value of other operations, allocated proportionally by contribution of GP / IDR distributions. “We continue to consider KMP to be a core MLP holding based on its size, geographic footprint, diversified asset base, proven track record, investment grade balance sheet, demonstrated access to capital, and strong management. Despite KMP’s high percentage of distributable cash flow (~43%) being paid to the general partner, KMP has been able to sustain a competitive distribution growth rate over many years.” Wall Street Research, April 17, 2014 19 Date Broker Rating Price Target % to Current 06/26/14 RBC Sector Perform $83.00 0.7% 06/20/14 UBS Buy 85.00 3.2% 06/17/14 Raymond James Market Perform - 06/17/14 US Capital Advisors Hold 70.00 (15.0%) 06/03/14 Jefferies Hold 77.00 (6.5%) 05/19/14 JPMorgan Neutral 79.00 (4.1%) 04/22/14 Argus Research Buy 93.00 12.9% 04/21/14 Wells Fargo Market Perform - - 04/17/14 Credit Suisse Outperform 90.00 9.2% 04/17/14 Citi Neutral 78.50 (4.7%) Median $81.00 (1.7%) Mean 81.94 (0.5%) High 93.00 12.9% Low 70.00 (15.0%) ($mm, unless noted otherwise) KMP Unit Price ($) as of 7/14/2014 $80.79 52-week high-low ($) 88 . 06 – 71 . 32 % of 52-week high 91.7% Diluted Units Outstanding (mm) 473.268 Equity LP Market Value ($mm) $38,235.3 Plus: Implied Market Value of GP (1) 32,899.6 Plus: Total Debt 22,622.9 Plus: Minority Interest 447.0 Less: Cash and Equivalents (422.0) Enterprise value ($mm) $93,782.8 Metric YoY Growth FV / 2014E EBITDA (x) $5,943.0 15.1% 15.8x FV / 2015E EBITDA (x) 6,561.2 10.4 14.3 FV / 2016E EBITDA (x) 7,490.9 14.2 12.5 FV / 2017E EBITDA (x) 8,191.4 9.4 11.4 Current Yield (%) $5.52 NA 6.8% 2014E Yield (%) 5.58 6.1% 6.9 2015E Yield (%) 5.83 4.5 7.2 2016E Yield (%) 6.18 6.0 7.6 2017E Yield (%) 6.46 4.5 8.0 Price / 2014 DCF (x) $5.57 3.7% 14.5x Price / 2015 DCF (x) 5.73 2.9 14.1 Price / 2016 DCF (x) 6.15 7.2 13.1 Price / 2017 DCF (x) 6.43 4.6 12.6 2014E Coverage 1.00x 2015E Coverage 0.98 2016E Coverage 0.99 2017E Coverage 0.99

Preliminary – Subject to Further Revision EPB Overview Valuation Overview Wall Street Research Commentary “EPB offers investors stable distributions with longer term growth prospects and low risk. With its growth prospects tapering off once all dropdowns from KMI are complete, investors can look at EPB as a highly de-risked story with attractive distribution yield – currently ~8%. EPB generates majority of its revenues from fee-based long term capacity contracts thus providing high visibility of- and predictability to- cash flows. In the near term (2014), we expect EPB to keep its distributions flat till 4Q14 as it executes its planned dropdowns of 50% stake in Ruby Pipeline, 47.5% stake in Young Gas Storage and 50% stake in Gulf LNG in 2014. As these assets accrete to cash flows together with smaller organic projects, we expect EPB to resume its distribution growth from 1Q15 into 2016 by ~1.0%. However, longer term EPB (2016 onwards), there remain opportunities for EPB to accelerate distribution growth in the low-single digits backed by its roughly 1.5Bn (incl. $1.2Bn in Elba LNG facility and $275mm in natgas project between SNG and EEC).” Wall Street Research, April 16, 2014 Source: Public Filings, Kinder Morgan management projections, Wall Street research and FactSet. Market data as of 7/14/14. (1) Firm value of public GP less value of LP units held by GP and value of other operations, allocated proportionally by contribution of GP / IDR distributions. 20 Date Broker Rating Price Target % to Current 07/02/14 Goldman Sachs Sell $33.00 (7.5%) 06/26/14 RBC Sector Perform 35.00 (1.9%) 06/03/14 Jefferies Hold 32.00 (10.3%) 05/27/14 JPMorgan Neutral 35.00 (1.9%) 04/29/14 Citi Buy 36.00 0.9% 04/29/14 Raymond James Maket Perform - - 04/29/14 Wells Fargo Market Perform - - 04/28/14 Credit Suisse Neutral 34.00 (4.7%) 04/16/14 Barclays Equalweight 35.00 (1.9%) 04/10/14 UBS Neutral 32.00 (10.3%) Median $34.50 (3.3%) Mean 34.00 (4.7%) High 36.00 0.9% Low 32.00 (10.3%) ($mm, unless noted otherwise) EPB Unit Price ($) as of 7/14/2014 $35.74 52-week high-low ($) 44 . 85 – 28 . 87 % of 52-week high 79.7% Diluted Units Outstanding (mm) 217.827 Equity LP Market Value ($mm) $7,785.1 Plus: Implied Market Value of GP (1) 3,969.6 Plus: Total Debt 4,820.9 Plus: Minority Interest 0.0 Less: Cash and Equivalents (57.0) Enterprise value ($mm) $16,518.6 Metric YoY Growth FV / 2014E EBITDA (x) $1,197.9 7.6% 13.8x FV / 2015E EBITDA (x) 1,239.7 3.5 13.3 FV / 2016E EBITDA (x) 1,249.3 0.8 13.2 FV / 2017E EBITDA (x) 1,441.1 15.4 11.5 Current Yield (%) $2.60 NA 7.3% 2014E Yield (%) 2.60 3.6% 7.3 2015E Yield (%) 2.60 (0.0) 7.3 2016E Yield (%) 2.60 (0.0) 7.3 2017E Yield (%) 2.73 5.0 7.6 Price / 2014 DCF (x) $2.62 (0.0%) 13.6x Price / 2015 DCF (x) 2.63 0.5 13.6 Price / 2016 DCF (x) 2.58 (1.8) 13.8 Price / 2017 DCF (x) 2.78 7.7 12.8 2014E Coverage 1.01x 2015E Coverage 1.02 2016E Coverage 0.99 2017E Coverage 1.03

A. Financial Projections

Preliminary – Subject to Further Revision Projections Summary KMI Standalone Projections Source: Kinder Morgan management projections. KMI Pro Forma Projections (with Depreciation of Step-up) 21 Projected FYE December 31, ($ in millions) 2014E 2015E 2016E 2017E 2018E 2019E 2020E 2021E 2022E 2023E KMP LP Distributions $154 $161 $171 $178 $192 $196 $202 $208 $214 $220 Sale of KMR PIK Distributions 91 95 101 106 114 116 119 123 127 130 KMP GP / IDRs 1,940 2,173 2,497 2,791 3,205 3,411 3,629 3,860 4,105 4,364 Total KMP / KMR Distributions $2,185 $2,429 $2,769 $3,075 $3,511 $3,722 $3,950 $4,191 $4,445 $4,714 EPB LP Distributions $238 $241 $241 $253 $258 $269 $278 $287 $297 $307 EPB GP / IDRs 232 239 247 290 306 337 368 399 433 468 Total EPB Distributions $470 $481 $488 $544 $564 $606 $645 $686 $730 $775 Plus: EPC Pipelines EBITDA $272 $224 $204 $215 $215 $215 $215 $215 $215 $215 Less: Maintenance Capex (50) (68) (64) (66) (66) (66) (66) (66) (66) (66) Less: G&A / Corporate (31) (32) (33) (34) (35) (34) (34) (34) (34) (34) Less: Interest (517) (509) (540) (612) (616) (619) (619) (619) (619) (619) Less: Taxes (550) (619) (709) (933) (1,222) (1,251) (1,421) (1,510) (1,600) (1,694) Cash Available for Dividend $1,779 $1,907 $2,114 $2,188 $2,351 $2,573 $2,670 $2,863 $3,070 $3,289 Cash Available per Share $1.72 $1.84 $1.99 $2.06 $2.21 $2.42 $2.51 $2.69 $2.89 $3.09 Dividend Coverage 1.00x 1.00x 1.00x 1.00x 1.00x 1.00x 1.00x 1.00x 1.00x 1.00x Dividend per Share $1.72 $1.84 $1.99 $2.06 $2.21 $2.42 $2.51 $2.69 $2.89 $3.09 Growth % 2.4% 7.0% 8.2% 3.5% 7.3% 9.5% 3.8% 7.2% 7.2% 7.1% Projected FYE December 31, ($ in millions) 2015E 2016E 2017E 2018E 2019E 2020E 2021E 2022E 2023E KMI SA EBITDA $224 $204 $215 $215 $215 $215 $215 $215 $215 KMP SA EBITDA 6,561 7,491 8,191 9,546 10,023 10,524 11,050 11,603 12,183 EPB SA EBITDA 1,240 1,249 1,441 1,499 1,574 1,653 1,735 1,822 1,913 Total EBITDA $8,025 $8,944 $9,848 $11,260 $11,812 $12,392 $13,001 $13,640 $14,311 Less: Maintenance Capex ($568) ($578) ($591) ($603) ($618) ($646) ($675) ($705) ($737) Less: G&A / Corporate (100) (122) (127) (132) (131) (131) (131) (131) (131) Less: Interest (2,105) (2,375) (2,692) (2,909) (3,086) (3,247) (3,423) (3,616) (3,825) Less: Taxes (400) (384) (394) (739) (851) (981) (1,097) (1,200) (1,295) Cash Available for Dividend $4,851 $5,485 $6,044 $6,877 $7,126 $7,387 $7,674 $7,988 $8,324 Cash Available per Share $2.24 $2.48 $2.66 $3.00 $3.11 $3.23 $3.35 $3.49 $3.63 Dividend Coverage 1.12x 1.13x 1.10x 1.13x 1.06x 1.05x 1.04x 1.03x 1.02x Dividend per Share $2.00 $2.20 $2.42 $2.66 $2.93 $3.07 $3.23 $3.39 $3.56 Growth % 16.3% 10.0% 10.0% 10.0% 10.0% 5.0% 5.0% 5.0% 5.0%

Preliminary – Subject to Further Revision Projections Summary (Cont’d) KMP Standalone Projections Source: Kinder Morgan management projections. EPB Standalone Projections 22 Projected FYE December 31, ($ in millions) 2014E 2015E 2016E 2017E 2018E 2019E 2020E 2021E 2022E 2023E Total EBITDA $5,943 $6,561 $7,491 $8,191 $9,546 $10,023 $10,524 $11,050 $11,603 $12,183 Less: Interest (988) (1,159) (1,373) (1,487) (1,932) (1,974) (2,015) (2,054) (2,090) (2,124) Less: Maintenance Capex (442) (454) (466) (478) (489) (501) (526) (553) (580) (609) Less: Other (41) (77) (98) (102) (106) (106) (106) (106) (106) (106) Distributable Cash Flow $4,472 $4,871 $5,554 $6,124 $7,018 $7,442 $7,877 $8,338 $8,826 $9,344 DCF per LP Unit $5.57 $5.73 $6.15 $6.43 $6.95 $7.09 $7.31 $7.52 $7.74 $7.96 LP Unit Coverage 1.00x 0.98x 0.99x 1.00x 1.00x 1.00x 1.00x 1.00x 1.00x 1.00x Distribution per LP Unit $5.58 $5.83 $6.18 $6.46 $6.96 $7.09 $7.31 $7.52 $7.74 $7.96 Growth % 6.1% 4.5% 6.0% 4.5% 7.7% 1.9% 3.0% 3.0% 2.9% 2.8% Projected FYE December 31, ($ in millions) 2014E 2015E 2016E 2017E 2018E 2019E 2020E 2021E 2022E 2023E Total EBITDA $1,198 $1,240 $1,249 $1,441 $1,499 $1,574 $1,653 $1,735 $1,822 $1,913 Less: Interest (312) (321) (331) (387) (398) (406) (416) (427) (439) (451) Less: Maintenance Capex (47) (47) (47) (48) (48) (51) (54) (56) (59) (62) Less: Other (11) (11) (11) (11) (11) (11) (11) (11) (11) (11) Distributable Cash Flow $827 $861 $861 $996 $1,041 $1,106 $1,172 $1,241 $1,313 $1,389 DCF per LP Unit $2.62 $2.63 $2.58 $2.78 $2.83 $2.94 $3.04 $3.14 $3.24 $3.35 LP Unit Coverage 1.01x 1.01x 0.99x 1.02x 1.02x 1.02x 1.02x 1.01x 1.01x 1.01x Distribution per LP Unit $2.60 $2.60 $2.60 $2.73 $2.78 $2.89 $2.99 $3.09 $3.20 $3.31 Growth % 3.6% (0.0%) (0.0%) 5.0% 1.9% 4.0% 3.4% 3.4% 3.4% 3.4%

Preliminary – Subject to Further Revision Summary Pro Forma Impacts to KMI @ 15% Premium Source: Kinder Morgan management projections. CAFD per Share = (LP/GP/IDR Distributions Received + EBITDA from Retained Assets – Maintenance Capex – Interest Expense – Taxes & Other – G&A) / Weighted Average Shares Outstanding. CAFD per Share(1) Dividend per Share Standalone Pro Forma Accretion /

(Dilution) Growth

Rate PF SA Accretion /

(Dilution) Growth

Rate PF SA Excess Coverage Coverage

Ratio ($ in millions) 23 $1.84 $1.99 $2.06 $2.21 $2.42 $2.51 $2.69 $2.89 $3.09 $2.20 $2.44 $2.61 $2.95 $3.05 $3.16 $3.28 $3.41 $3.55 2015 2016 2017 2018 2019 2020 2021 2022 2023 28.1% 10.8% 7.3% 12.8% 3.5% 3.6% 3.8% 4.0% 4.1% $1.84 $1.99 $2.06 $2.21 $2.42 $2.51 $2.69 $2.89 $3.09 $2.00 $2.20 $2.42 $2.66 $2.93 $3.07 $3.23 $3.39 $3.56 2015 2016 2017 2018 2019 2020 2021 2022 2023 7.0% 8.2% 3.5% 7.3% 9.5% 3.8% 7.2% 7.2% 7.1% 16.3% 10.0% 10.0% 10.0% 10.0% 5.0% 5.0% 5.0% 5.0% 1.00x 1.00x 1.00x 1.00x 1.00x 1.00x 1.00x 1.00x 1.00x 1.10x 1.11x 1.08x 1.11x 1.04x 1.03x 1.02x 1.01x 1.00x / / / / / / / / / 19.6% 22.4% 26.9% 33.4% 26.2% 26.0% 21.9% 18.2% 14.9% 8.7% 10.6% 17.5% 20.5% 21.0% 22.5% 19.9% 17.4% 15.1% ($0.1) ($0.0) $0.0 $0.7 $0.0 $0.0 $0.0 $0.0 $0.0 $443.9 $535.5 $449.9 $669.1 $290.8 $204.1 $125.8 $55.0 ($12.7) 2015 2016 2017 2018 2019 2020 2021 2022 2023

B. Pro Forma Financial Impacts

Preliminary – Subject to Further Revision Tax Step-up in basis for firm value of units purchased from public (excluding units already owned) KMP – $46.4B, depreciated SL over ~14 years EPB – $8.4B, depreciated SL over ~14 years KMR – no step-up Maintenance and growth capex depreciated using 15 year MACRs, with 40% deduction in year maintenance capex is spent Tax rate 36.5% KMI depreciates existing ownership of KMP and EPB inside tax basis on a 15 year MACRs schedule KMP – $1.5B inside basis EPB – $1.9B inside basis 2019-2023 standalone coverage for KMP, EPB and KMI set to 1.00x Book depreciation EPB – flat with 2013 KMP Depreciable Gross PP&E at 12/31/13 grossed up 10% to FMV for proportionate amount of ownership purchased Depreciable life 25 years Detailed Assumptions Transaction date 1/1/2015 KMI buys all KMP, KMR and EPB units / shares not currently held KMP – 10% premium to current unit price ($88.87 offer price) 87.9% equity / 12.1% cash consideration 676.144mm shares issued for a total purchase price of $27.7B and an 2.471x exchange ratio KMR – 10% premium to current KMP unit price ($88.87 offer price) (14.7% premium to current KMR share price) 100% equity consideration 292.732mm shares issued for a total purchase price of $10.5B and an 2.471x exchange ratio EPB – 10% premium to current unit price ($39.31 offer price) 87.9% equity / 12.1% cash consideration 133.758mm shares issued for a total purchase price of $5.5B and an 1.093x exchange ratio Forecast Company forecast used for 2015-2018 2019-2023 per management guidance EBITDA growth of 5% (2% baseline, 3% growth capex) 7.0x growth capex / EBITDA multiple Assumes equity issuances of ~$2B in 2016 and 2017, otherwise growth capex funded through available cash through coverage and debt issuance Annual dividend growth rate: 10% in 2015-2019; 5% in 2020-2023 Interest rate on new debt increases from 4.75% to 5.75% over forecast period 298mm warrants outstanding at KMI, expiring May 2017 $200mm in transaction expenses, financed 100% with debt $20mm in annual public company cost savings Source: Kinder Morgan management projections. 24

Preliminary – Subject to Further Revision Accretion / (Dilution) Source: Kinder Morgan management projections. Note: Assumes KMI acquires KMP and EPB at a 10% premium to current unit price, and KMR at the same price as KMP. Assumes 87.9% stock consideration. Coverage based off of fully diluted share count, which includes effect of warrants. Total dividend based off of basic share count. 25 2015 2016 2017 Standalone Transaction Pro Forma Standalone Transaction Pro Forma Standalone Transaction Pro Forma ($mm) KMI KMP / KMR EPB Adjustments Combined KMI KMP / KMR EPB Adjustments Combined KMI KMP / KMR EPB Adjustments Combined EBITDA $223.7 $6,561.2 $1,239.7 $0.0 $8,024.6 $203.6 $7,490.9 $1,249.3 $0.0 $8,943.8 $215.1 $8,191.4 $1,441.1 $0.0 $9,847.6 LP and GP / IDR Distributions 2,909.5 0.0 0.0 (2,909.5) 0.0 3,256.7 0.0 0.0 (3,256.7) 0.0 3,618.6 0.0 0.0 (3,618.6) 0.0 (Less) : Interest Expense (508.6) (1,159.3) (320.6) (116.1) (2,104.7) (540.2) (1,372.7) (330.5) (131.5) (2,374.9) (612.4) (1,487.4) (386.8) (204.8) (2,691.5) (Less) : Maintenance CAPEX (67.5) (454.2) (46.7) 0.0 (568.5) (64.5) (466.2) (47.2) 0.0 (577.9) (65.8) (477.7) (47.7) 0.0 (591.3) (Less) : Taxes (618.5) 0.0 0.0 218.2 (400.3) (708.8) 0.0 0.0 324.7 (384.0) (933.2) 0.0 0.0 539.3 (393.9) (Less) : G&A / Other (32.0) (76.9) (10.8) 20.0 (99.7) (32.9) (98.0) (10.8) 20.0 (121.8) (33.9) (102.0) (10.8) 20.0 (126.7) Cash Available for Dividends $1,906.6 $4,870.7 $861.5 $4,851.4 $2,113.9 $5,553.9 $860.7 $5,485.1 $2,188.3 $6,124.4 $995.7 $6,044.2 Total Dividend Coverage (1) ($0.1) ($95.3) $14.7 $514.1 ($0.0) ($34.8) ($8.0) $618.1 $0.0 ($31.8) $26.4 $546.4 Total Dividend Coverage Ratio (1) 1.00x 0.98x 1.02x 1.12x 1.00x 0.99x 0.99x 1.13x 1.00x 0.99x 1.03x 1.10x Total Dividend (2) $1,906.7 $4,966.0 $846.8 $4,277.7 $2,061.7 $5,588.7 $868.7 $4,747.8 $2,169.2 $6,156.2 $969.3 $5,451.7 Dividend Paying Shares (mm) 1,036.229 484.205 234.064 1,102.634 2,138.863 1,036.045 504.821 240.139 1,122.054 2,158.099 1,052.987 526.559 249.961 1,199.773 2,252.760 KMI CAFD per Share $1.84 $2.24 $1.99 $2.48 $2.06 $2.66 Accretion / (Dilution) $0.40 $0.49 $0.60 Accretion / (Dilution) 21.6% 24.6% 29.1% KMI Dividend per Share $1.84 $2.00 $1.99 $2.20 $2.06 $2.42 Accretion / (Dilution) $0.16 $0.21 $0.36 Accretion / (Dilution) 8.7% 10.6% 17.5% Growth Rate 7.0% 16.3% 8.2% 10.0% 3.5% 10.0% KMP / KMR Distribution per Unit $5.83 $4.94 $6.18 $5.44 $6.46 $5.98 Accretion / (Dilution) ($0.89) ($0.74) ($0.48) Accretion / (Dilution) (15.2%) (12.0%) (7.4%) Growth Rate 4.5% (11.5%) 6.0% 10.0% 4.5% 10.0% EPB Distribution per Unit $2.60 $2.19 $2.60 $2.40 $2.73 $2.64 Accretion / (Dilution) ($0.41) ($0.20) ($0.08) Accretion / (Dilution) (15.9%) (7.5%) (3.1%) Growth Rate (0.0%) (15.9%) (0.0%) 10.0% 5.0% 10.0% Debt / EBITDA 3.3x 3.8x 4.3x 5.7x 3.0x 3.9x 4.9x 5.6x 2.8x 4.0x 4.2x 5.5x

Preliminary – Subject to Further Revision Accretion / (Dilution) (Cont’d) Source: Kinder Morgan management projections. Note: Assumes KMI acquires KMP and EPB at a 10% premium to current unit price, and KMR at the same price as KMP. Assumes 87.9% stock consideration. Coverage based off of fully diluted share count, which includes effect of warrants. Total dividend based off of basic share count. 26 2018 2019 2020 Standalone Transaction Pro Forma Standalone Transaction Pro Forma Standalone Transaction Pro Forma ($mm) KMI KMP / KMR EPB Adjustments Combined KMI KMP / KMR EPB Adjustments Combined KMI KMP / KMR EPB Adjustments Combined EBITDA $215.1 $9,545.7 $1,499.0 $0.0 $11,259.8 $215.1 $10,023.0 $1,573.9 $0.0 $11,812.0 $215.1 $10,524.2 $1,652.6 $0.0 $12,391.9 LP and GP / IDR Distributions 4,075.4 0.0 0.0 (4,075.4) 0.0 4,328.2 0.0 0.0 (4,328.2) 0.0 4,595.5 0.0 0.0 (4,595.5) 0.0 (Less) : Interest Expense (616.1) (1,932.1) (398.4) 37.9 (2,908.7) (619.3) (1,974.0) (405.9) (86.4) (3,085.6) (619.3) (2,015.1) (416.4) (196.0) (3,246.7) (Less) : Maintenance CAPEX (65.8) (489.4) (48.3) 0.0 (603.5) (65.8) (501.2) (51.2) 0.0 (618.1) (65.8) (526.2) (53.7) 0.0 (645.8) (Less) : Taxes (1,222.5) 0.0 0.0 483.9 (738.6) (1,251.0) 0.0 0.0 400.1 (850.9) (1,421.2) 0.0 0.0 440.1 (981.1) (Less) : G&A / Other (34.9) (105.9) (10.8) 20.0 (131.7) (34.4) (105.9) (10.8) 20.0 (131.2) (34.4) (105.9) (10.8) 20.0 (131.2) Cash Available for Dividends $2,351.1 $7,018.4 $1,041.4 $6,877.3 $2,572.8 $7,442.0 $1,106.0 $7,126.2 $2,669.8 $7,877.0 $1,171.6 $7,387.1 Total Dividend Coverage (1) $0.7 ($8.3) $24.0 $781.3 $0.0 $0.0 $24.0 $420.6 $0.0 $0.0 $24.0 $346.2 Total Dividend Coverage Ratio (1) 1.00x 1.00x 1.02x 1.13x 1.00x 1.00x 1.02x 1.06x 1.00x 1.00x 1.02x 1.05x Total Dividend (2) $2,350.4 $7,026.7 $1,017.4 $6,096.0 $2,572.8 $7,442.0 $1,081.9 $6,705.6 $2,669.8 $7,877.0 $1,147.6 $7,040.9 Dividend Paying Shares (mm) 1,063.527 552.067 255.683 1,226.486 2,290.012 1,063.527 571.764 257.360 1,226.486 2,290.012 1,063.527 584.665 260.753 1,226.486 2,290.012 KMI CAFD per Share $2.21 $3.00 $2.42 $3.11 $2.51 $3.23 Accretion / (Dilution) $0.79 $0.69 $0.72 Accretion / (Dilution) 35.8% 28.6% 28.5% KMI Dividend per Share $2.21 $2.66 $2.42 $2.93 $2.51 $3.07 Accretion / (Dilution) $0.45 $0.51 $0.56 Accretion / (Dilution) 20.5% 21.0% 22.5% Growth Rate 7.3% 10.0% 9.5% 10.0% 3.8% 5.0% KMP / KMR Distribution per Unit $6.96 $6.58 $7.09 $7.23 $7.31 $7.60 Accretion / (Dilution) ($0.38) $0.15 $0.29 Accretion / (Dilution) (5.5%) 2.1% 4.0% Growth Rate 7.7% 10.0% 1.9% 10.0% 3.0% 5.0% EPB Distribution per Unit $2.78 $2.91 $2.89 $3.20 $2.99 $3.36 Accretion / (Dilution) $0.13 $0.31 $0.37 Accretion / (Dilution) 4.6% 10.6% 12.3% Growth Rate 1.9% 10.0% 4.0% 10.0% 3.4% 5.0% Debt / EBITDA 2.5x 3.5x 4.1x 5.1x 2.4x 3.4x 4.0x 5.0x 2.2x 3.3x 3.9x 4.9x

Preliminary – Subject to Further Revision Accretion / (Dilution) (Cont’d) Source: Kinder Morgan management projections. Note: Assumes KMI acquires KMP and EPB at a 10% premium to current unit price, and KMR at the same price as KMP. Assumes 87.9% stock consideration. Coverage based off of fully diluted share count, which includes effect of warrants. Total dividend based off of basic share count. 27 2021 2022 2023 Standalone Transaction Pro Forma Standalone Transaction Pro Forma Standalone Transaction Pro Forma ($mm) KMI KMP / KMR EPB Adjustments Combined KMI KMP / KMR EPB Adjustments Combined KMI KMP / KMR EPB Adjustments Combined EBITDA $215.1 $11,050.4 $1,735.2 $0.0 $13,000.7 $215.1 $11,602.9 $1,822.0 $0.0 $13,640.0 $215.1 $12,183.1 $1,913.1 $0.0 $14,311.3 LP and GP / IDR Distributions 4,877.3 0.0 0.0 (4,877.3) 0.0 5,174.6 0.0 0.0 (5,174.6) 0.0 5,488.2 0.0 0.0 (5,488.2) 0.0 (Less) : Interest Expense (619.3) (2,054.0) (427.4) (322.5) (3,423.2) (619.3) (2,090.4) (439.0) (466.9) (3,615.6) (619.3) (2,123.7) (451.1) (630.5) (3,824.6) (Less) : Maintenance CAPEX (65.8) (552.5) (56.4) 0.0 (674.8) (65.8) (580.1) (59.2) 0.0 (705.2) (65.8) (609.2) (62.2) 0.0 (737.2) (Less) : Taxes (1,509.5) 0.0 0.0 412.2 (1,097.3) (1,599.8) 0.0 0.0 399.3 (1,200.5) (1,694.5) 0.0 0.0 399.8 (1,294.6) (Less) : G&A / Other (34.4) (105.9) (10.8) 20.0 (131.2) (34.4) (105.9) (10.8) 20.0 (131.2) (34.4) (105.9) (10.8) 20.0 (131.2) Cash Available for Dividends $2,863.3 $8,337.9 $1,240.6 $7,674.2 $3,070.3 $8,826.4 $1,313.0 $7,987.5 $3,289.3 $9,344.3 $1,389.0 $8,323.7 Total Dividend Coverage (1) $0.0 $0.0 $24.0 $281.3 $0.0 $0.0 $24.0 $224.9 $0.0 $0.0 $24.0 $173.0 Total Dividend Coverage Ratio (1) 1.00x 1.00x 1.02x 1.04x 1.00x 1.00x 1.02x 1.03x 1.00x 1.00x 1.02x 1.02x Total Dividend (2) $2,863.3 $8,337.9 $1,216.5 $7,392.9 $3,070.3 $8,826.4 $1,288.9 $7,762.6 $3,289.3 $9,344.3 $1,364.9 $8,150.7 Dividend Paying Shares (mm) 1,063.527 598.471 264.228 1,226.486 2,290.012 1,063.527 613.245 267.785 1,226.486 2,290.012 1,063.527 629.054 271.425 1,226.486 2,290.012 KMI CAFD per Share $2.69 $3.35 $2.89 $3.49 $3.09 $3.63 Accretion / (Dilution) $0.66 $0.60 $0.54 Accretion / (Dilution) 24.5% 20.8% 17.5% KMI Dividend per Share $2.69 $3.23 $2.89 $3.39 $3.09 $3.56 Accretion / (Dilution) $0.54 $0.50 $0.47 Accretion / (Dilution) 19.9% 17.4% 15.1% Growth Rate 7.2% 5.0% 7.2% 5.0% 7.1% 5.0% KMP / KMR Distribution per Unit $7.52 $7.98 $7.74 $8.37 $7.96 $8.79 Accretion / (Dilution) $0.45 $0.63 $0.83 Accretion / (Dilution) 6.0% 8.2% 10.5% Growth Rate 3.0% 5.0% 2.9% 5.0% 2.8% 5.0% EPB Distribution per Unit $3.09 $3.53 $3.20 $3.70 $3.31 $3.89 Accretion / (Dilution) $0.44 $0.51 $0.58 Accretion / (Dilution) 14.1% 15.9% 17.7% Growth Rate 3.4% 5.0% 3.4% 5.0% 3.4% 5.0% Debt / EBITDA 2.1x 3.2x 3.8x 4.9x 2.0x 3.1x 3.8x 4.8x 1.9x 3.0x 3.7x 4.8x

C. Precedent Transactions

Preliminary – Subject to Further Revision Selected Precedent GP Transactions – Premiums Paid Source: Herolds and Public Filings. Note: NA denotes not publicly available. NM denotes not meaningful. PF Target Distribution calculated as PF Acquiror Distribution multiplied by exchange ratio. PF Acquiror Distribution based on first quarterly distribution of PF company after transaction closing. Premiums Paid % Premium to Purchase Price % Premium to Exchange Ratio 28 Period High Low Median Mean 1-Day 31.5% 4.0% 15.6% 17.2% 1-Month 27.0 11.4 22.4 21.3 1-Month Average 32.2 13.6 18.5 19.6 Acquiror MarkWest Energy Partners / Hamm Family Trusts / Magellan Midstream Partners / Buckeye Partners / Enterprise Products Partners / Inergy LP / Penn Virginia Resource Partners / Target MarkWest Hydrocarbon Hiland Holdings GP LP Magellan Midstream Holdings Buckeye GP Holdings Enterprise GP Holdings Inergy Holdings Penn Virginia GP Holdings Date Announced 09/05/07 01/15/09 03/04/09 06/11/10 09/03/10 08/09/10 09/21/10 Transaction Value ($MM) $1,812.5 $211.6 $2,187.0 $2,651.7 $21,941.7 $2,082.9 $1,614.9 Acquiror Indicative Yield 6.6% NA 9.8% 6.5% 6.0% 6.5% 7.5% Target Indicative Yield 2.9 NM 9.8 5.5 4.6 4.3 7.0 GP's LP Ownership (%) 15.0 57.5 2.0 0.7 5.4 7.1 39.0 Transaction Metrics % Premium to Purchase Price 1-Day 22.1% 12.7% 25.1% 31.5% 15.6% 4.0% 9.4% 1-Month 22.4 16.4 20.1 26.9 11.4 24.8 27.0 1-Month Average 20.1 18.5 16.7 32.2 17.1 13.6 19.0 % Premium to Exchange Ratio 1-Day 22.1% NA 25.1% 31.5% 15.6% 4.0% 9.4% 1-Month 25.2 NA 40.0 27.0 9.4 12.7 15.9 1-Month Average 22.5 NA 32.1 29.7 13.7 9.3 12.0 Target Distribution $1.44 $1.27 $1.44 $1.72 $2.24 $1.36 $1.56 Acquiror Distribution 2.12 NA 1.42 3.80 2.30 2.82 1.88 PF Target Distribution (1) $4.58 NA $1.80 $2.78 $3.54 $2.17 $1.88 % Accretion / Dilution 218.3% NA 25.1% 61.9% 58.0% 59.6% 20.6% PF Acquiror Distribution (2) $2.40 NA $1.42 $3.95 $2.36 $2.82 $1.92 Period High Low Median Mean 1-Day 31.5% 4.0% 18.8% 17.9% 1-Month 40.0 9.4 20.6 21.7 1-Month Average 32.1 9.3 18.1 19.9

Preliminary – Subject to Further Revision Selected Precedent MLP Transactions – Premiums Paid Source: Herolds and Public Filings. Note: NA denotes not publicly available. (1) PF Target Distribution calculated as PF Acquiror Distribution multiplied by exchange ratio. (2) PF Target Acquiror Distribution based on first quarterly distribution of PF company after transaction closing. Premiums Paid % Premium to Purchase Price % Premium to Exchange Ratio 29 Period High Low Median Mean 1-Day 31.8% 2.2% 15.9% 16.3% 1-Month 39.0 2.7 14.7 17.7 1-Month Average 36.8 2.6 16.3 18.2 Kinder Morgan / Plains Santa Fe Enterprise Products / Valero / All American / Enterprise Products / Kinder Morgan / Inergy Midstream / Regency / Pacific Pipeline GulfTerra Kaneb Pacific Energy TEPPCO Copano Crestwood Midstream PVR Date Announced 10/20/1997 12/14/2003 11/01/2004 06/12/2006 06/29/2009 01/29/2013 05/06/2013 10/10/2013 Transaction Value ($MM) $1,421 $4,633 $2,806 $2,390 $6,484 $4,759 $2,650 $5,600 Value Attributible to GP 85 850 221 329 560 NA 450 NA Consideration to LP (% Units) 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 97.8% 99.0% Consideration to GP (% Cash) 100.0 93.5 100.0 100.0 0.0 NA 0.0 0.0 Acquiror Indicative Yield 5.1 6.4 5.7 6.1 8.6 5.8 6.4 7.2 Target Indicative Yield 7.3 7.0 6.7 7.1 10.1 6.9 8.3 9.6 GP's LP Ownership (%) 42 31 18 27 16 NA 43 NA LP Transaction Metrics % Premium to Purchase Price 1-Day 31.8% 2.2% 21.2% 10.6% 9.3% 22.4% 7.0% 25.7% 1-Month 39.0 2.7 18.6 13.4 9.1 31.2 12.0 15.9 1-Month Average 36.8 2.6 18.7 13.9 8.1 32.3 9.7 23.6 % Premium to Exchange Ratio 1-Day 31.8% 2.2% 21.2% 10.6% 9.3% 22.4% 7.0% 25.7% 1-Month 27.1 (0.5) 17.5 10.5 9.3 14.2 7.0 16.1 1-Month Average 28.1 3.3 18.5 13.8 9.2 16.3 7.0 24.5 Target Standalone Distribution $3.00 $2.84 $3.42 $2.27 $2.90 $2.30 $2.04 $2.20 PF Target Distribution (1) 3.13 2.86 3.74 2.46 2.74 2.41 1.69 2.07 % Accretion / Dilution 4.3% 0.7% 9.4% 8.5% (5.5%) 4.8% (17.1%) (6.1%) Acquiror Standalone Distribution $2.00 $1.45 $3.20 $2.83 $2.18 $5.16 $1.58 $2.01 PF Acquiror Distribution (2) 2.25 1.58 3.42 3.20 2.21 5.28 NA NA Period High Low Median Mean 1-Day 31.8% 2.2% 15.9% 16.3% 1-Month 27.1 (0.5) 12.3 12.7 1-Month Average 28.1 3.3 15.1 15.1

Preliminary – Subject to Further Revision Selected Precedent GP Transactions Source: Public Filings. Note: NA denotes not publicly available. Adjusted for acquisition value of other assets or MLP interests acquired concurrently. Based on full distribution of forward-year distributions / distributable cash flow at time of announced transaction as projected by Wall Street research. Consideration estimated by subtracting discounted unrealized LP distributions from implied value of units on trading day prior to announcement. Value of units on trading day prior to announcement (3/2/14) was equal to $17.54, implying a value of $203mm for 11.6mm units. LP distributions estimated to be constant at $1.95 / year. Equity discount rate of 14% was applied. (3) 30 Implied Purchase Mult. Indicative GP % of Current Forward Forward GP Incentive Purchase GP Dist. at Distributed Dist Dist DCF Distribution Date Price 1 Purchase Cash Flow to GP to GP 2 to GP 2 Tier at Annc. Type of Announced Acquiror Seller Description (US$mm) (US$mm) (%) (x) (x) (x) (%) Transaction Low-Tier (2-15% GP IDR Tier at Announcement) 03/03/14 QR Energy, LP QRE GP, LLC 100% of GP $174.2 $5.4 3.5% na 32.4x na 24.9x na NA na NA GP Sale 06/08/12 Global Infrastructure Partners Chesapeake Midstream Partners 50% of CHKM GP 212.7 3.8 2.9 56.5 20.9 12.8 15.0 GP Sale 06/19/07 GE Energy Financial Services HM Capital Partners 91% of RGNC GP 151.3 1.3 2.0 112.4 38.4 30.9 2.0 GP Sale 07/28/06 Suburban Propane Partners, L.P. Suburban Energy Services Group 100% of IDRs / GP Int 75.7 3.5 4.1 21.9 21.9 18.0 15.0 IDR Elim 06/12/06 Plains All American Pipeline LB Pacific, LP 100% of PPX GP 366.3 3.2 3.4 115.5 109.5 78.7 15.0 MLP Merger 11/01/04 Lehman Bros. Merchant Banking Pacific Energy Partners 100% of PPX GP 65.0 1.2 2.0 53.8 52.5 24.3 2.0 GP Sale 06/11/01 Investor Group (Kayne/EnCap/Mgmt) Plains Resources Inc. 54% of PAA GP 40.5 0.8 2.8 49.1 NA NA 15.0 GP Sale 02/14/97 Kinder Morgan, Inc. Enron Liquids Pipeline Co. 100% of ELP Co. GP 18.7 0.4 2.6 42.9 NA NA 15.0 GP Sale Mean 2.9% 60.6x 44.7x 32.9x Median 2.8 51.4 31.6 24.3 Mid-Tier (25-30% GP IDR Tier at Announcement) 12/11/2012 The Williams Companies, Inc. Global Infrastructure Partners 50% of ACMP GP $651.5 $10.8 4.0% 60.3x 34.8x 10.1x 25.0% GP Sale 04/30/12 Energy Transfer Partners Sunoco 100% of SXL GP 1,798.0 58.3 33.7 30.8 28.4 NA 37.0 GP Sale 09/07/10 Enterprise Products Partners L.P. Enterprise GP Holdings L.P. 100% of EPE 6,908.5 269.2 15.4 25.7 22.7 18.1 25.0 IDR Elim 07/22/10 Crestwood/First Reserve Quicksilver Resources Inc. 100% of KGS GP 336.4 2.9 5.7 115.6 22.4 NA 24.6 GP Sale 05/11/10 Energy Transfer Equity, L.P. GE Financial Services, Inc. 100% of RGNC GP 300.0 6.3 3.7 47.6 45.4 37.5 25.0 GP Sale 05/07/07 Enterprise GP Holdings, L.P. Enterprise Products Company 100% of TPP GP 901.3 48.3 16.4 18.7 17.1 15.4 25.0 GP Sale 02/15/06 ONEOK, Inc. TransCanada 17.5% of NBP GP 40.0 2.0 7.0 20.5 20.5 13.6 25.0 GP Sale 01/14/05 EPCO Inc. El Paso Corp. 9.9% of EPD GP 65.9 6.3 10.0 10.4 8.5 7.0 25.0 GP Sale 11/01/04 Valero LP Kaneb Services LLC 100% of KPP GP 211.4 11.0 10.2 19.3 17.7 12.4 30.0 MLP Merger 09/17/04 ONEOK, Inc. Southern Union (CrossCountry) 82.5% of NBP GP 154.3 9.2 7.0 16.8 NA 11.1 25.0 GP Sale 07/12/04 Vulcan Energy Plains Resources Inc. 44% of PAA GP 142.4 5.2 7.2 27.1 27.1 25.7 25.0 GP Sale 03/05/04 Carlyle/Riverstone Glenmoor (BPL GP) 100% of GP 235.0 13.5 16.6 17.4 17.4 12.7 32.0 GP Sale 11/07/03 Energy Transfer Various Utilities 100% of GP 30.6 2.3 4.6 13.6 11.5 7.5 25.0 GP Sale 06/17/03 Carlyle/Riverstone & Madison Dearborn The Williams Companies 100% of WEG GP 315.0 6.2 7.1 50.9 44.4 13.9 25.0 GP Sale 08/16/02 TransCanada Pipelines Ltd The Williams Companies 17.5% of NBP GP 12.0 1.8 7.0 6.5 NA 3.8 25.0 GP Sale 03/06/98 Kinder Morgan Energy Partners, L.P. Santa Fe Pacific Pipeline Partners 100% of SFL GP 90.2 4.0 6.5 22.8 NA NA 30.0 MLP Merger Mean 10.1% 31.5x 24.5x 14.5x Median 7.0 21.6 22.4 12.7 High-Tier (45-50% GP IDR Tier at Announcement) 05/06/13 Inergy, L.P. Crestwood Holdings Partners LLC 100% of IDRs / GP Int $450.0 $21.0 16.1% 21.4x 17.0x 14.9x 50.0% GP Sale 12/28/10 Genesis Energy, L.P. Quintana and GEL Management 100% of IDRs / GP Int 666.8 15.7 18.4 42.6 27.2 17.1 51.0 IDR Elim 09/21/10 Penn Virginia Resource Partners, L.P. Penn Virginia GP Holdings, L.P. 100% of PVG 459.8 26.4 21.2 17.4 12.3 8.1 50.0 IDR Elim 09/20/10 Natural Resource Partners L.P. NRP (GP) LP 100% of IDRs 864.0 55.2 26.0 15.7 15.7 18.3 50.0 IDR Elim 08/09/10 Inergy, L.P. Inergy Holdings, L.P. 100% of NRGP 1,978.0 72.5 28.1 27.3 23.4 22.2 48.7 IDR Elim 06/11/10 Buckeye Partners, L.P. Buckeye GP Holdings, L.P. 100.0% of BGH 1,155.9 51.4 20.8 22.5 22.2 19.2 45.0 IDR Elim 02/05/10 Quintana Capital Group Denbury Resources 100% of GEL GP 100.0 9.4 14.1 12.9 8.1 7.0 51.0 GP Sale 03/03/09 Magellan Midstream Partners, L.P. Magellan Midstream Holdings, L.P. 100% of MGG 1,147.9 93.9 33.1 12.2 11.6 10.2 50.0 IDR Elim 09/05/07 MarkWest Energy Partners, L.P. MarkWest Hydrocarbon, Inc. 100% of MWP 650.1 27.5 26.2 23.7 18.1 14.9 50.0 IDR Elim 05/07/07 Enterprise GP Holdings, L.P. Insiders 17.6% of ETE 968.0 40.5 34.8 23.9 17.1 14.1 50.0 GP Sale 11/01/06 Energy Transfer Equity, L.P. Energy Transfer Investments, L.P. 50% IDR tier of ETP 2,481.8 184.7 33.8 13.4 11.0 10.6 50.0 GP Sale 02/24/05 Enterprise Products Company Duke Energy Field Services 100% of TPP GP 1,100.0 67.7 28.8 16.3 15.2 14.6 50.0 GP Sale 12/15/03 Enterprise Products Partners El Paso Corp. 50% of GTM GP 425.0 42.2 29.8 10.1 11.0 9.8 49.0 MLP Merger 10/03/03 Goldman Sachs El Paso Corp. 9.9% of GTM GP 88.0 7.1 29.4 12.4 11.5 10.6 49.0 GP Sale 04/03/00 Duke Energy Field Services, L.L.C. Duke Energy Corp. 100% of TPP GP NA 10.7 14.6 NA NA NA 50.0 GP Sale 07/08/99 KN Energy, Inc. Kinder Morgan, Inc. 100% of KMP GP 598.9 55.7 28.9 10.8 NA 10.5 50.0 GP Sale Mean 25.2% 18.8x 15.8x 13.5x Median 27.1 16.3 15.4 14.1

D. Shareholder Analysis

KMI vs. Selected Public Companies Top 30 Shareholder Analysis Ranked by Selected Public Companies Holdings Source: Factset. Excludes broker / dealers, index investors, and insiders. Share prices as of 7/14/14. 31 Selected Total KMI Public Companies Holder of % of Shares Rank Investor Holdings ($MM) Holdings ($MM) D WMB ENB TRP SE SRE OKE NI Outstanding 1 RBC Global Asset Management, Inc. $1 $5,757 $1 $60 $2,934 $2,613 $36 $67 $15 $31 2.4% 2 Capital Research & Management Co. (World Investors) 864 5,031 517 0 3,003 0 1,273 0 238 0 2.1 3 Fidelity Management & Research Co. 96 4,459 403 1,143 679 391 191 1,021 192 441 1.9 4 1832 Asset Management LP 17 3,897 1 3 2,111 1,782 1 0 0 0 1.6 5 TD Asset Management, Inc. 11 3,647 54 20 1,867 1,633 38 19 9 7 1.5 6 Franklin Advisers, Inc. 146 3,308 952 690 20 89 590 913 0 54 1.4 7 Capital Research & Management Co. (Global Investors) 1,274 2,801 1,717 0 7 0 223 854 0 0 1.2 8 Deutsche Asset & Wealth Management Investment GmbH 3 2,433 220 133 401 589 433 331 6 320 1.0 9 Corvex Management LP 0 2,431 0 2,431 0 0 0 0 0 0 1.0 10 Wellington Management Co. LLP 0 2,294 908 1 1,314 0 60 10 0 1 1.0 11 JPMorgan Investment Management, Inc. 163 2,279 422 359 11 38 5 849 2 593 1.0 12 Norges Bank Investment Management 201 1,912 324 364 366 233 204 238 95 88 0.8 13 T. Rowe Price Associates, Inc. 38 1,773 64 82 1 1 575 68 22 960 0.7 14 Neuberger Berman LLC 95 1,712 248 482 169 1 218 93 348 153 0.7 15 The Caisse de depot et placement du Quebec 0 1,686 23 23 1,517 17 56 21 8 21 0.7 16 Tortoise Capital Advisors LLC 5 1,664 0 420 99 69 420 15 505 137 0.7 17 BlackRock Advisors LLC 295 1,422 607 113 8 0 267 355 37 36 0.6 18 Massachusetts Financial Services Co. 305 1,357 157 245 198 136 194 173 173 81 0.6 19 Soroban Capital Partners LLC 0 1,225 0 1,225 0 0 0 0 0 0 0.5 20 Deutsche Bank Investment Management, Inc. 124 1,159 103 70 249 281 210 170 7 70 0.5 21 TIAA-CREF Investment Management LLC 80 1,157 166 312 0 0 238 249 124 69 0.5 22 I. G. Investment Management Ltd. 0 1,142 0 17 416 701 7 0 0 0 0.5 23 Mellon Capital Management Corp. 186 1,139 231 286 108 29 203 130 83 68 0.5 24 Kayne Anderson Capital Advisors LP 336 1,136 0 501 81 7 75 0 443 28 0.5 25 Jarislowsky Fraser Ltd. 0 1,030 0 0 632 380 18 0 0 0 0.4 26 Pictet Asset Management SA 14 973 263 53 0 0 206 188 97 165 0.4 27 Brookfield Investment Management, Inc. 2 849 0 260 6 5 273 206 0 98 0.4 28 The Bank of New York Mellon Corp. (Asset Management) 123 817 164 181 14 18 118 182 77 62 0.3 29 Franklin Templeton Investments Corp. 0 804 0 0 414 390 0 0 0 0 0.3 30 Columbia Management Investment Advisers LLC 159 773 170 199 1 1 114 259 21 8 0.3 Total Top 30 $4,539 $62,067 $7,715 $9,673 $16,627 $9,402 $6,245 $6,411 $2,503 $3,490 26.1%

KMP vs. Selected Public Companies Top 30 Shareholder Analysis Ranked by Selected Public Companies Holdings Source: Factset. Excludes broker / dealers, index investors, and insiders. Share prices as of 7/14/14. 32 Selected Total KMP Public Companies Holder of % of Shares Rank Investor Holdings ($MM) Holdings ($MM) D WMB ENB TRP SE SRE OKE NI Outstanding 1 RBC Global Asset Management, Inc. $1 $5,757 $1 $60 $2,934 $2,613 $36 $67 $15 $31 2.4% 2 Capital Research & Management Co. (World Investors) 0 5,031 517 0 3,003 0 1,273 0 238 0 2.1 3 Fidelity Management & Research Co. 0 4,459 403 1,143 679 391 191 1,021 192 441 1.9 4 1832 Asset Management LP 0 3,897 1 3 2,111 1,782 1 0 0 0 1.6 5 TD Asset Management, Inc. 8 3,647 54 20 1,867 1,633 38 19 9 7 1.5 6 Franklin Advisers, Inc. 0 3,308 952 690 20 89 590 913 0 54 1.4 7 Capital Research & Management Co. (Global Investors) 0 2,801 1,717 0 7 0 223 854 0 0 1.2 8 Deutsche Asset & Wealth Management Investment GmbH 0 2,433 220 133 401 589 433 331 6 320 1.0 9 Corvex Management LP 0 2,431 0 2,431 0 0 0 0 0 0 1.0 10 Wellington Management Co. LLP 0 2,294 908 1 1,314 0 60 10 0 1 1.0 11 JPMorgan Investment Management, Inc. 0 2,279 422 359 11 38 5 849 2 593 1.0 12 Norges Bank Investment Management 0 1,912 324 364 366 233 204 238 95 88 0.8 13 T. Rowe Price Associates, Inc. 0 1,773 64 82 1 1 575 68 22 960 0.7 14 Neuberger Berman LLC 24 1,712 248 482 169 1 218 93 348 153 0.7 15 The Caisse de depot et placement du Quebec 0 1,686 23 23 1,517 17 56 21 8 21 0.7 16 Tortoise Capital Advisors LLC 93 1,664 0 420 99 69 420 15 505 137 0.7 17 BlackRock Advisors LLC 1 1,422 607 113 8 0 267 355 37 36 0.6 18 Massachusetts Financial Services Co. 0 1,357 157 245 198 136 194 173 173 81 0.6 19 Soroban Capital Partners LLC 0 1,225 0 1,225 0 0 0 0 0 0 0.5 20 Deutsche Bank Investment Management, Inc. 156 1,159 103 70 249 281 210 170 7 70 0.5 21 TIAA-CREF Investment Management LLC 0 1,157 166 312 0 0 238 249 124 69 0.5 22 I. G. Investment Management Ltd. 0 1,142 0 17 416 701 7 0 0 0 0.5 23 Mellon Capital Management Corp. 0 1,139 231 286 108 29 203 130 83 68 0.5 24 Kayne Anderson Capital Advisors LP 265 1,136 0 501 81 7 75 0 443 28 0.5 25 Jarislowsky Fraser Ltd. 0 1,030 0 0 632 380 18 0 0 0 0.4 26 Pictet Asset Management SA 0 973 263 53 0 0 206 188 97 165 0.4 27 Brookfield Investment Management, Inc. 0 849 0 260 6 5 273 206 0 98 0.4 28 The Bank of New York Mellon Corp. (Asset Management) 46 817 164 181 14 18 118 182 77 62 0.3 29 Franklin Templeton Investments Corp. 0 804 0 0 414 390 0 0 0 0 0.3 30 Columbia Management Investment Advisers LLC 3 773 170 199 1 1 114 259 21 8 0.3 Total Top 30 $599 $62,067 $7,715 $9,673 $16,627 $9,402 $6,245 $6,411 $2,503 $3,490 26.1%

KMR vs. Selected Public Companies Top 30 Shareholder Analysis Ranked by Selected Public Companies Holdings Source: Factset. Excludes broker / dealers, index investors, and insiders. Share prices as of 7/14/14. 33 Selected Total KMR Public Companies Holder of % of Shares Rank Investor Holdings ($MM) Holdings ($MM) D WMB ENB TRP SE SRE OKE NI Outstanding 1 RBC Global Asset Management, Inc. $0 $5,757 $1 $60 $2,934 $2,613 $36 $67 $15 $31 2.4% 2 Capital Research & Management Co. (World Investors) 0 5,031 517 0 3,003 0 1,273 0 238 0 2.1 3 Fidelity Management & Research Co. 0 4,459 403 1,143 679 391 191 1,021 192 441 1.9 4 1832 Asset Management LP 0 3,897 1 3 2,111 1,782 1 0 0 0 1.6 5 TD Asset Management, Inc. 0 3,647 54 20 1,867 1,633 38 19 9 7 1.5 6 Franklin Advisers, Inc. 0 3,308 952 690 20 89 590 913 0 54 1.4 7 Capital Research & Management Co. (Global Investors) 0 2,801 1,717 0 7 0 223 854 0 0 1.2 8 Deutsche Asset & Wealth Management Investment GmbH 5 2,433 220 133 401 589 433 331 6 320 1.0 9 Corvex Management LP 0 2,431 0 2,431 0 0 0 0 0 0 1.0 10 Wellington Management Co. LLP 0 2,294 908 1 1,314 0 60 10 0 1 1.0 11 JPMorgan Investment Management, Inc. 0 2,279 422 359 11 38 5 849 2 593 1.0 12 Norges Bank Investment Management 0 1,912 324 364 366 233 204 238 95 88 0.8 13 T. Rowe Price Associates, Inc. 0 1,773 64 82 1 1 575 68 22 960 0.7 14 Neuberger Berman LLC 14 1,712 248 482 169 1 218 93 348 153 0.7 15 The Caisse de depot et placement du Quebec 0 1,686 23 23 1,517 17 56 21 8 21 0.7 16 Tortoise Capital Advisors LLC 251 1,664 0 420 99 69 420 15 505 137 0.7 17 BlackRock Advisors LLC 17 1,422 607 113 8 0 267 355 37 36 0.6 18 Massachusetts Financial Services Co. 0 1,357 157 245 198 136 194 173 173 81 0.6 19 Soroban Capital Partners LLC 0 1,225 0 1,225 0 0 0 0 0 0 0.5 20 Deutsche Bank Investment Management, Inc. 32 1,159 103 70 249 281 210 170 7 70 0.5 21 TIAA-CREF Investment Management LLC 2 1,157 166 312 0 0 238 249 124 69 0.5 22 I. G. Investment Management Ltd. 0 1,142 0 17 416 701 7 0 0 0 0.5 23 Mellon Capital Management Corp. 4 1,139 231 286 108 29 203 130 83 68 0.5 24 Kayne Anderson Capital Advisors LP 886 1,136 0 501 81 7 75 0 443 28 0.5 25 Jarislowsky Fraser Ltd. 0 1,030 0 0 632 380 18 0 0 0 0.4 26 Pictet Asset Management SA 4 973 263 53 0 0 206 188 97 165 0.4 27 Brookfield Investment Management, Inc. 0 849 0 260 6 5 273 206 0 98 0.4 28 The Bank of New York Mellon Corp. (Asset Management) 16 817 164 181 14 18 118 182 77 62 0.3 29 Franklin Templeton Investments Corp. 0 804 0 0 414 390 0 0 0 0 0.3 30 Columbia Management Investment Advisers LLC 11 773 170 199 1 1 114 259 21 8 0.3 Total Top 30 $1,242 $62,067 $7,715 $9,673 $16,627 $9,402 $6,245 $6,411 $2,503 $3,490 26.1%

EPB vs. Selected Public Companies Top 30 Shareholder Analysis Ranked by Selected Public Companies Holdings Source: Factset. Excludes broker / dealers, index investors, and insiders. Share prices as of 7/14/14. 34 Selected Total EPB Public Companies Holder of % of Shares Rank Investor Holdings ($MM) Holdings ($MM) D WMB ENB TRP SE SRE OKE NI Outstanding 1 RBC Global Asset Management, Inc. $0 $5,757 $1 $60 $2,934 $2,613 $36 $67 $15 $31 2.4% 2 Capital Research & Management Co. (World Investors) 0 5,031 517 0 3,003 0 1,273 0 238 0 2.1 3 Fidelity Management & Research Co. 13 4,459 403 1,143 679 391 191 1,021 192 441 1.9 4 1832 Asset Management LP 0 3,897 1 3 2,111 1,782 1 0 0 0 1.6 5 TD Asset Management, Inc. 0 3,647 54 20 1,867 1,633 38 19 9 7 1.5 6 Franklin Advisers, Inc. 0 3,308 952 690 20 89 590 913 0 54 1.4 7 Capital Research & Management Co. (Global Investors) 0 2,801 1,717 0 7 0 223 854 0 0 1.2 8 Deutsche Asset & Wealth Management Investment GmbH 304 2,433 220 133 401 589 433 331 6 320 1.0 9 Corvex Management LP 0 2,431 0 2,431 0 0 0 0 0 0 1.0 10 Wellington Management Co. LLP 0 2,294 908 1 1,314 0 60 10 0 1 1.0 11 JPMorgan Investment Management, Inc. 0 2,279 422 359 11 38 5 849 2 593 1.0 12 Norges Bank Investment Management 0 1,912 324 364 366 233 204 238 95 88 0.8 13 T. Rowe Price Associates, Inc. 0 1,773 64 82 1 1 575 68 22 960 0.7 14 Neuberger Berman LLC 5 1,712 248 482 169 1 218 93 348 153 0.7 15 The Caisse de depot et placement du Quebec 0 1,686 23 23 1,517 17 56 21 8 21 0.7 16 Tortoise Capital Advisors LLC 88 1,664 0 420 99 69 420 15 505 137 0.7 17 BlackRock Advisors LLC 0 1,422 607 113 8 0 267 355 37 36 0.6 18 Massachusetts Financial Services Co. 0 1,357 157 245 198 136 194 173 173 81 0.6 19 Soroban Capital Partners LLC 0 1,225 0 1,225 0 0 0 0 0 0 0.5 20 Deutsche Bank Investment Management, Inc. 68 1,159 103 70 249 281 210 170 7 70 0.5 21 TIAA-CREF Investment Management LLC 0 1,157 166 312 0 0 238 249 124 69 0.5 22 I. G. Investment Management Ltd. 0 1,142 0 17 416 701 7 0 0 0 0.5 23 Mellon Capital Management Corp. 0 1,139 231 286 108 29 203 130 83 68 0.5 24 Kayne Anderson Capital Advisors LP 273 1,136 0 501 81 7 75 0 443 28 0.5 25 Jarislowsky Fraser Ltd. 0 1,030 0 0 632 380 18 0 0 0 0.4 26 Pictet Asset Management SA 0 973 263 53 0 0 206 188 97 165 0.4 27 Brookfield Investment Management, Inc. 6 849 0 260 6 5 273 206 0 98 0.4 28 The Bank of New York Mellon Corp. (Asset Management) 8 817 164 181 14 18 118 182 77 62 0.3 29 Franklin Templeton Investments Corp. 0 804 0 0 414 390 0 0 0 0 0.3 30 Columbia Management Investment Advisers LLC 0 773 170 199 1 1 114 259 21 8 0.3 Total Top 30 $765 $62,067 $7,715 $9,673 $16,627 $9,402 $6,245 $6,411 $2,503 $3,490 26.1%

KMI vs. EPD Top 30 Shareholder Analysis Ranked by EPD Holdings Source: Factset. Excludes broker / dealers, index investors, and insiders. Share prices as of 7/14/14. 35 Total Holdings of Holding of % of Shares Rank Investor KMI ($MM) EPD ($MM) Outstanding 1 Tortoise Capital Advisors LLC $5 $1,306 1.8% 2 Kayne Anderson Capital Advisors LP 336 1,197 1.6 3 ALPS Advisors, Inc. 14 918 1.3 4 Neuberger Berman LLC 95 752 1.0 5 Deutsche Asset & Wealth Management Investment GmbH 3 733 1.0 6 ClearBridge Investments LLC 1 722 1.0 7 Harvest Fund Advisors LLC 21 712 1.0 8 Fayez Sarofim & Co. 318 634 0.9 9 OppenheimerFunds, Inc. 122 600 0.8 10 Janus Capital Management LLC 0 570 0.8 11 Miller/Howard Investments, Inc. 86 546 0.8 12 AT Investment Advisers, Inc. 27 529 0.7 13 OFI Steelpath, Inc. 0 514 0.7 14 UBS Global Asset Management (Americas), Inc. 106 463 0.6 15 Advisory Research, Inc. 172 391 0.5 16 Cortland Advisers LLC 0 365 0.5 17 Energy Income Partners LLC 113 348 0.5 18 TD Asset Management, Inc. 11 281 0.4 19 Salient Capital Advisors LLC 133 268 0.4 20 Center Coast Capital Advisors LP 88 268 0.4 21 Bank of America, NA (Private Banking) 26 255 0.4 22 Pennsylvania Public School Employees Retirement System 45 244 0.3 23 Eagle Global Advisors LLC 19 220 0.3 24 Chickasaw Capital Management LLC 0 166 0.2 25 Williams, Jones & Associates LLC 1 160 0.2 26 PNC Bank NA (Investment Management) 7 159 0.2 27 First Trust Advisors LP 42 153 0.2 28 Epoch Investment Partners, Inc. 0 125 0.2 29 Deutsche Bank Investment Management, Inc. 124 119 0.2 30 Westwood Management Corp. (Texas) 66 113 0.2 Total Top 30 $1,984 $13,830 19.0%

KMP vs. EPD Top 30 Shareholder Analysis Ranked by EPD Holdings Source: Factset. Excludes broker / dealers, index investors, and insiders. Share prices as of 7/14/14. 36 Total Holdings of Holding of % of Shares Rank Investor KMP ($MM) EPD ($MM) Outstanding 1 Tortoise Capital Advisors LLC $93 $1,306 1.8% 2 Kayne Anderson Capital Advisors LP 265 1,197 1.6 3 ALPS Advisors, Inc. 853 918 1.3 4 Neuberger Berman LLC 24 752 1.0 5 Deutsche Asset & Wealth Management Investment GmbH 0 733 1.0 6 ClearBridge Investments LLC 270 722 1.0 7 Harvest Fund Advisors LLC 56 712 1.0 8 Fayez Sarofim & Co. 373 634 0.9 9 OppenheimerFunds, Inc. 6 600 0.8 10 Janus Capital Management LLC 0 570 0.8 11 Miller/Howard Investments, Inc. 177 546 0.8 12 AT Investment Advisers, Inc. 73 529 0.7 13 OFI Steelpath, Inc. 0 514 0.7 14 UBS Global Asset Management (Americas), Inc. 122 463 0.6 15 Advisory Research, Inc. 44 391 0.5 16 Cortland Advisers LLC 0 365 0.5 17 Energy Income Partners LLC 57 348 0.5 18 TD Asset Management, Inc. 8 281 0.4 19 Salient Capital Advisors LLC 44 268 0.4 20 Center Coast Capital Advisors LP 1 268 0.4 21 Bank of America, NA (Private Banking) 92 255 0.4 22 Pennsylvania Public School Employees Retirement System 36 244 0.3 23 Eagle Global Advisors LLC 0 220 0.3 24 Chickasaw Capital Management LLC 0 166 0.2 25 Williams, Jones & Associates LLC 10 160 0.2 26 PNC Bank NA (Investment Management) 65 159 0.2 27 First Trust Advisors LP 17 153 0.2 28 Epoch Investment Partners, Inc. 183 125 0.2 29 Deutsche Bank Investment Management, Inc. 156 119 0.2 30 Westwood Management Corp. (Texas) 17 113 0.2 Total Top 30 $3,044 $13,830 19.0%

KMR vs. EPD Top 30 Shareholder Analysis Ranked by EPD Holdings Source: Factset. Excludes broker / dealers, index investors, and insiders. Share prices as of 7/14/14. 37 Total Holdings of Holding of % of Shares Rank Investor KMR ($MM) EPD ($MM) Outstanding 1 Tortoise Capital Advisors LLC $251 $1,306 1.8% 2 Kayne Anderson Capital Advisors LP 886 1,197 1.6 3 ALPS Advisors, Inc. 0 918 1.3 4 Neuberger Berman LLC 14 752 1.0 5 Deutsche Asset & Wealth Management Investment GmbH 5 733 1.0 6 ClearBridge Investments LLC 368 722 1.0 7 Harvest Fund Advisors LLC 261 712 1.0 8 Fayez Sarofim & Co. 0 634 0.9 9 OppenheimerFunds, Inc. 4 600 0.8 10 Janus Capital Management LLC 0 570 0.8 11 Miller/Howard Investments, Inc. 1 546 0.8 12 AT Investment Advisers, Inc. 61 529 0.7 13 OFI Steelpath, Inc. 0 514 0.7 14 UBS Global Asset Management (Americas), Inc. 30 463 0.6 15 Advisory Research, Inc. 140 391 0.5 16 Cortland Advisers LLC 315 365 0.5 17 Energy Income Partners LLC 274 348 0.5 18 TD Asset Management, Inc. 0 281 0.4 19 Salient Capital Advisors LLC 164 268 0.4 20 Center Coast Capital Advisors LP 264 268 0.4 21 Bank of America, NA (Private Banking) 22 255 0.4 22 Pennsylvania Public School Employees Retirement System 58 244 0.3 23 Eagle Global Advisors LLC 102 220 0.3 24 Chickasaw Capital Management LLC 0 166 0.2 25 Williams, Jones & Associates LLC 0 160 0.2 26 PNC Bank NA (Investment Management) 5 159 0.2 27 First Trust Advisors LP 76 153 0.2 28 Epoch Investment Partners, Inc. 0 125 0.2 29 Deutsche Bank Investment Management, Inc. 32 119 0.2 30 Westwood Management Corp. (Texas) 0 113 0.2 Total Top 30 $3,332 $13,830 19.0%

EPB vs. EPD Top 30 Shareholder Analysis Ranked by EPD Holdings Source: Factset. Excludes broker / dealers, index investors, and insiders. Share prices as of 7/14/14. 38 Total Holdings of Holding of % of Shares Rank Investor EPB ($MM) EPD ($MM) Outstanding 1 Tortoise Capital Advisors LLC $88 $1,306 1.8% 2 Kayne Anderson Capital Advisors LP 273 1,197 1.6 3 ALPS Advisors, Inc. 236 918 1.3 4 Neuberger Berman LLC 5 752 1.0 5 Deutsche Asset & Wealth Management Investment GmbH 304 733 1.0 6 ClearBridge Investments LLC 205 722 1.0 7 Harvest Fund Advisors LLC 69 712 1.0 8 Fayez Sarofim & Co. 0 634 0.9 9 OppenheimerFunds, Inc. 333 600 0.8 10 Janus Capital Management LLC 0 570 0.8 11 Miller/Howard Investments, Inc. 17 546 0.8 12 AT Investment Advisers, Inc. 71 529 0.7 13 OFI Steelpath, Inc. 273 514 0.7 14 UBS Global Asset Management (Americas), Inc. 77 463 0.6 15 Advisory Research, Inc. 13 391 0.5 16 Cortland Advisers LLC 0 365 0.5 17 Energy Income Partners LLC 122 348 0.5 18 TD Asset Management, Inc. 0 281 0.4 19 Salient Capital Advisors LLC 18 268 0.4 20 Center Coast Capital Advisors LP 304 268 0.4 21 Bank of America, NA (Private Banking) 4 255 0.4 22 Pennsylvania Public School Employees Retirement System 22 244 0.3 23 Eagle Global Advisors LLC 130 220 0.3 24 Chickasaw Capital Management LLC 3 166 0.2 25 Williams, Jones & Associates LLC 1 160 0.2 26 PNC Bank NA (Investment Management) 3 159 0.2 27 First Trust Advisors LP 37 153 0.2 28 Epoch Investment Partners, Inc. 0 125 0.2 29 Deutsche Bank Investment Management, Inc. 68 119 0.2 30 Westwood Management Corp. (Texas) 0 113 0.2 Total Top 30 $2,677 $13,830 19.0%

Shareholder Momentum KMI Shareholder Momentum Source: Factset. Excludes broker / dealers, index investors, and insiders. Share price as of 3/31/14. 39 Investment Holdings as of 31-Mar-14 Holdings as of AUM Rank Institution Style $MM Shares 31-Dec-13 30-Sep-13 30-Jun-13 31-Mar-13 31-Dec-12 ($BN) 1 Capital Research & Management Co. (Global Investors) Growth $1,150.7 35,416,313 35,414,423 32,910,873 32,910,873 33,630,873 33,380,873 $421.4 2 Capital Research & Management Co. (World Investors) Growth 780.1 24,011,972 57,536,545 56,003,745 54,482,745 53,802,745 54,124,445 555.0 3 Delaware Management Business Trust Growth 392.1 12,068,254 20,174,326 19,936,403 19,211,874 19,469,282 18,233,369 61.4 4 Kayne Anderson Capital Advisors LP Hedge Fund 303.5 9,342,819 9,935,647 10,146,326 9,289,424 7,792,324 7,821,171 23.0 5 Fayez Sarofim & Co. Growth 287.5 8,848,378 9,526,249 9,709,689 9,686,558 7,669,813 8,195,490 23.0 6 Massachusetts Financial Services Co. Growth 275.4 8,475,206 8,551,251 8,670,672 8,273,202 9,311,035 9,519,201 265.8 7 BlackRock Advisors LLC Growth 266.3 8,197,559 8,097,468 8,931,116 8,047,605 7,539,809 3,800,354 200.0 8 D. E. Shaw & Co. LP Hedge Fund 195.3 6,012,338 1,338,066 3,941,425 2,306,579 1,104,385 1,516,003 49.3 9 Principal Global Investors LLC Growth 182.3 5,611,907 5,319,725 5,104,037 4,701,083 4,319,823 3,873,333 69.5 10 Norges Bank Investment Management International 181.2 5,577,033 5,577,033 6,358,398 6,358,398 6,358,398 6,358,398 536.5 11 FPR Partners LLC Hedge Fund 169.9 5,229,782 3,390,000 0 0 0 0 2.6 12 Mellon Capital Management Corp. GARP 168.1 5,174,553 5,065,207 4,961,619 4,615,565 5,108,664 4,850,369 178.1 13 Renaissance Technologies LLC Hedge Fund 162.0 4,986,266 1,003,866 798,666 147,466 551,866 1,584,066 42.5 14 Thornburg Investment Management, Inc. Growth 157.6 4,850,619 3,413,719 2,165,927 747,136 801,647 640,627 61.2 15 Sterling Capital Management LLC Growth 156.2 4,808,911 4,065,690 3,094,520 2,397,549 399,976 57,523 15.4 16 Advisory Research, Inc. Value 155.7 4,793,125 4,558,593 4,686,982 5,243,352 3,589,991 3,987,541 10.4 17 JPMorgan Investment Management, Inc. Growth 147.4 4,536,591 1,521,896 1,876,405 4,133,911 3,246,260 10,642,440 228.1 18 Global Thematic Partners LLC Growth 146.9 4,521,836 4,361,124 2,186,590 0 0 0 7.8 19 Columbia Management Investment Advisers LLC Growth 144.0 4,431,854 3,550,907 795,156 8,588,568 9,533,642 8,809,695 155.1 20 Franklin Advisers, Inc. Growth 132.2 4,069,240 3,807,540 3,809,680 3,404,910 3,400,000 3,400,000 119.9 21 Brown Advisory LLC Aggressive Growth 130.2 4,008,571 3,932,461 3,925,114 3,655,058 3,655,426 3,666,726 31.8 22 Salient Capital Advisors LLC Hedge Fund 120.2 3,699,061 1,676,654 1,726,224 1,660,498 1,399,053 1,143,791 4.2 23 Sasco Capital, Inc. Value 117.8 3,625,703 3,761,515 3,713,820 3,331,245 3,382,095 3,494,552 6.3 24 Santa Barbara Asset Management LLC Growth 117.7 3,623,062 3,062,746 2,957,070 2,177,175 2,043,731 1,829,439 4.9 25 Deutsche Bank Investment Management, Inc. Growth 112.2 3,453,560 3,066,508 2,598,649 1,827,903 1,472,648 1,426,173 83.3 26 The Bank of New York Mellon Corp. (Asset Management) Growth 111.4 3,429,499 3,320,790 3,128,681 3,100,064 3,182,190 3,433,361 125.1 27 OppenheimerFunds, Inc. Growth 110.2 3,390,340 4,570,650 2,033,500 2,042,401 1,607,880 1,367,000 153.0 28 Omega Advisors, Inc. Hedge Fund 108.9 3,351,559 3,621,759 3,771,759 5,037,759 5,042,659 5,001,159 8.2 29 Two Sigma Investments LLC Hedge Fund 107.4 3,305,157 118,250 261,312 0 0 200,109 19.4 30 BlackRock Advisors (UK) Ltd. International 102.7 3,161,826 2,805,199 3,188,229 2,806,936 2,744,317 2,922,803 153.3 Top 30 Total 206,012,894 226,145,807 213,392,587 210,185,837 202,160,532 205,280,011 $120.5 Qtr-on-Qtr Increase Qtr-on-Qtr Decrease > 5% Change > 5% Change

Shareholder Momentum KMP Shareholder Momentum Source: Factset. Excludes broker / dealers, index investors, and insiders. Share price as of 3/31/14. 40 Investment Holdings as of 31-Mar-14 Holdings as of AUM Rank Institution Style $MM Shares 31-Dec-13 30-Sep-13 30-Jun-13 31-Mar-13 31-Dec-12 ($BN) 1 ALPS Advisors, Inc. Yield $781.1 10,562,964 9,380,451 8,642,550 7,741,805 8,344,453 6,927,566 $11.5 2 Fayez Sarofim & Co. Growth 341.2 4,614,185 4,617,733 4,655,567 4,655,698 4,660,869 4,657,439 23.0 3 ClearBridge Investments LLC Growth 247.2 3,342,718 3,518,192 3,572,052 2,742,853 2,454,576 2,279,906 89.0 4 Kayne Anderson Capital Advisors LP Hedge Fund 242.9 3,284,199 3,697,435 5,269,583 3,727,966 1,728,517 1,074,804 23.0 5 Epoch Investment Partners, Inc. Value 167.7 2,267,094 2,216,612 2,134,642 1,475,272 1,522,502 1,160,301 31.3 6 Miller/Howard Investments, Inc. Growth 162.1 2,192,304 2,154,267 2,080,818 1,945,546 1,895,831 1,667,938 6.0 7 Deutsche Bank Investment Management, Inc. Growth 143.0 1,933,246 1,995,951 1,686,497 1,802,937 2,513,609 1,061,015 83.3 8 UBS Global Asset Management (Americas), Inc. Growth 111.5 1,507,438 1,469,773 1,358,455 1,330,769 1,231,650 1,270,341 102.7 9 Renaissance Technologies LLC Hedge Fund 94.0 1,271,311 1,299,448 1,180,079 1,151,779 1,606,751 974,433 42.5 10 Tortoise Capital Advisors LLC Yield 85.0 1,148,985 3,295,796 3,714,589 4,042,719 3,499,865 5,376,863 17.2 11 Bank of America, NA (Private Banking) GARP 84.2 1,138,404 1,187,198 1,153,589 1,107,222 1,373,819 1,125,472 96.4 12 Tesuji Partners LLC Growth 76.4 1,033,019 1,033,019 1,033,019 1,033,019 1,033,019 1,033,019 1.2 13 Nomura Asset Management Co., Ltd. International 68.0 919,086 971,660 964,930 0 0 0 73.5 14 AT Investment Advisers, Inc. Growth 67.2 908,109 262,827 322,561 391,008 145,853 155,653 12.3 15 Wells Fargo Advisors LLC Growth 62.3 842,704 876,637 846,352 816,891 784,423 758,462 96.0 16 PNC Bank NA (Investment Management) GARP 59.6 806,186 830,167 721,020 504,180 468,891 464,075 70.6 17 Edge Asset Management, Inc. Value 58.7 793,145 786,916 784,755 715,561 702,987 681,972 10.1 18 Creative Planning, Inc. Growth 54.2 732,346 560,449 472,440 427,901 351,953 238,421 6.9 19 Dividend Assets Capital LLC Growth 52.8 714,388 690,492 540,560 381,207 123,342 119,412 3.7 20 Energy Income Partners LLC Hedge Fund 52.0 702,510 652,371 652,091 398,591 225,771 225,771 5.1 21 Harvest Fund Advisors LLC Hedge Fund 51.7 698,820 2,519 99,712 195,480 211,043 0 5.3 22 The California Public Employees Retirement System Growth 49.8 673,675 653,775 641,467 634,679 645,262 649,359 81.9 23 The Bank of New York Mellon Corp. (Asset Management) Growth 42.3 572,318 569,093 533,729 669,110 748,623 745,872 125.1 24 Advisory Research, Inc. Value 40.6 549,401 550,766 564,341 558,841 1,383,104 1,517,725 10.4 25 Salient Capital Advisors LLC Hedge Fund 40.2 542,999 44,408 90,084 582,631 151,156 26,324 4.2 26 Duff & Phelps Investment Management Co. Yield 38.9 525,803 525,803 525,803 525,803 585,303 806,936 7.1 27 Morgan Stanley Investment Management, Inc. Growth 38.4 519,185 283,865 313,259 571,187 1,104,490 507,859 72.6 28 Oxbow Advisors LLC Growth 34.7 469,439 469,766 472,271 468,335 469,259 474,889 0.7 29 City National Rochdale LLC Growth 34.0 459,226 403,835 379,359 352,125 397,395 319,172 7.6 30 Pennsylvania Public School Employees Retirement System Growth 33.3 449,804 115,000 160,753 430,717 186,576 0 7.1 Top 30 Total 46,175,011 45,116,224 45,566,927 41,381,832 40,550,892 36,300,999 $37.6 Qtr-on-Qtr Increase Qtr-on-Qtr Decrease > 5% Change > 5% Change

Shareholder Momentum KMR Shareholder Momentum Source: Factset. Excludes broker / dealers, index investors, and insiders. Share price as of 3/31/14. 41 Investment Holdings as of 31-Mar-14 Holdings as of AUM Rank Institution Style $MM Shares 31-Dec-13 30-Sep-13 30-Jun-13 31-Mar-13 31-Dec-12 ($BN) 1 Kayne Anderson Capital Advisors LP Hedge Fund $804.9 11,440,718 11,259,718 9,429,931 9,929,686 9,648,454 10,001,132 $23.0 2 ClearBridge Investments LLC Growth 334.6 4,756,022 4,902,320 5,731,350 5,575,959 5,177,049 4,527,602 89.0 3 Cortland Advisers LLC Value 285.6 4,059,206 4,059,207 4,059,206 4,059,206 4,059,210 4,059,202 4.9 4 Energy Income Partners LLC Hedge Fund 248.6 3,533,169 3,410,377 3,401,412 3,300,620 2,958,767 2,414,179 5.1 5 Center Coast Capital Advisors LP Hedge Fund 239.8 3,408,693 3,061,791 2,744,283 2,251,508 1,784,482 1,375,664 3.8 6 Harvest Fund Advisors LLC Hedge Fund 237.2 3,371,313 2,948,920 3,076,454 2,687,618 2,324,210 1,867,549 5.3 7 Brave Warrior Advisors LLC Value 233.6 3,321,087 1,889,673 0 0 0 0 2.5 8 Tortoise Capital Advisors LLC Yield 227.6 3,234,861 3,668,281 3,668,280 3,668,301 3,800,811 3,893,019 17.2 9 Managed Account Advisors LLC Growth 227.3 3,231,606 2,560,750 2,456,235 2,280,454 2,126,203 2,001,310 79.8 10 Salient Capital Advisors LLC Hedge Fund 148.8 2,115,509 1,775,692 1,874,030 1,322,429 1,071,937 1,054,611 4.2 11 Advisory Research, Inc. Value 126.9 1,803,564 1,693,880 1,683,670 1,588,557 1,974,518 1,429,677 10.4 12 The London Co. of Virginia LLC Growth 105.4 1,498,421 1,104,899 903,435 773,761 563,828 614,402 9.1 13 Eagle Global Advisors LLC Yield 92.5 1,315,030 1,188,616 975,892 836,905 705,818 639,754 3.7 14 Tesuji Partners LLC Growth 72.5 1,030,866 1,030,863 1,030,864 766,026 766,027 766,026 1.2 15 First Trust Advisors LP Growth 68.7 977,152 1,430,374 1,415,689 1,360,111 1,249,987 839,021 26.6 16 Cushing MLP Asset Management LP Hedge Fund 68.2 969,802 699,088 596,061 520,085 483,152 994,005 3.9 17 Nicholas Co., Inc. GARP 64.3 913,369 901,237 901,237 884,351 883,008 883,021 4.3 18 AT Investment Advisers, Inc. Growth 55.2 785,297 109,956 109,957 280,438 54,517 73,030 12.3 19 Schweizerische Nationalbank (Bank Investment Division) International 53.6 762,325 742,460 782,690 768,552 0 0 26.6 20 Pennsylvania Public School Employees Retirement System Growth 52.7 748,445 686,012 890,200 1,042,479 963,207 1,038,252 7.1 21 The Roosevelt Investment Group, Inc. Growth 50.0 710,806 475,970 508,595 532,826 550,535 574,333 2.1 22 APG Asset Management NV International 48.7 692,733 686,032 579,358 550,054 410,116 319,112 141.3 23 Cohen & Steers Capital Management, Inc. Specialty 45.0 640,207 641,835 598,362 598,363 111,850 4,365 39.7 24 Mid-Continent Capital LLC Growth 40.4 573,765 548,469 522,372 518,024 508,795 483,128 1.5 25 Sand Hill Global Advisors LLC Growth 38.2 542,454 542,456 542,457 0 0 0 0.6 26 The Travelers Cos., Inc. (Investment Management) Growth 35.8 509,088 509,092 509,089 509,087 496,232 496,229 0.5 27 ParenteBeard Wealth Management LLC Growth 34.6 491,607 502,751 494,024 489,388 492,811 516,890 0.2 28 Blackhill Capital, Inc. Value 30.8 437,937 446,866 457,593 447,086 445,395 440,762 0.7 29 Deutsche Bank Investment Management, Inc. Growth 28.7 408,327 526,713 445,693 289,651 185,825 861,441 83.3 30 Wells Fargo Advisors LLC Growth 28.1 399,974 308,276 486,032 513,332 493,936 502,249 96.0 Top 30 Total 58,683,353 54,312,574 50,874,451 48,344,857 44,290,680 42,669,965 $23.5 Qtr-on-Qtr Increase Qtr-on-Qtr Decrease > 5% Change > 5% Change

Shareholder Momentum EPB Shareholder Momentum Source: Factset. Excludes broker / dealers, index investors, and insiders. Share price as of 3/31/14. 42 Investment Holdings as of 31-Mar-14 Holdings as of AUM Rank Institution Style $MM Shares 31-Dec-13 30-Sep-13 30-Jun-13 31-Mar-13 31-Dec-12 ($BN) 1 OppenheimerFunds, Inc. Growth $282.9 9,309,451 6,515,106 6,293,686 5,390,451 4,588,526 3,566,750 $153.0 2 Deutsche Asset & Wealth Management Investment GmbH International 258.5 8,506,969 5,983,269 0 3,133,658 3,117,958 2,473,658 84.4 3 Center Coast Capital Advisors LP Hedge Fund 258.2 8,496,052 5,737,921 4,624,568 4,037,393 3,288,637 2,519,606 3.8 4 OFI Steelpath, Inc. Yield 232.5 7,652,177 5,410,399 5,291,569 4,229,944 3,001,333 2,621,915 11.4 5 Kayne Anderson Capital Advisors LP Hedge Fund 232.5 7,651,648 6,549,148 5,976,363 5,826,363 7,109,364 8,277,433 23.0 6 ALPS Advisors, Inc. Yield 200.5 6,597,941 6,871,320 6,566,091 6,364,916 5,907,530 5,360,007 11.5 7 ClearBridge Investments LLC Growth 174.4 5,738,938 5,786,554 5,715,334 4,843,343 3,012,824 2,941,824 89.0 8 Eagle Global Advisors LLC Yield 110.8 3,645,074 3,173,199 3,365,771 3,243,745 3,056,368 2,804,471 3.7 9 Energy Income Partners LLC Hedge Fund 104.0 3,422,779 3,071,234 2,832,698 2,768,619 2,358,194 2,096,035 5.1 10 Tortoise Capital Advisors LLC Yield 74.7 2,459,089 5,914,686 10,485,875 11,343,206 11,755,676 11,622,373 17.2 11 American Century Investment Management, Inc. Value 70.0 2,303,133 1,967,063 1,100,453 1,003,943 2,371,943 2,558,543 99.0 12 UBS Global Asset Management (Americas), Inc. Growth 65.3 2,150,159 2,053,467 2,154,163 2,289,007 2,153,946 2,062,994 102.7 13 AT Investment Advisers, Inc. Growth 60.2 1,979,374 358,209 359,909 260,909 50,909 50,909 12.3 14 Harvest Fund Advisors LLC Hedge Fund 58.3 1,918,941 2,851,399 2,623,592 2,137,419 1,670,823 1,291,174 5.3 15 Deutsche Bank Investment Management, Inc. Growth 57.5 1,891,326 534,725 3,897,144 295,850 61,150 89,950 83.3 16 Renaissance Technologies LLC Hedge Fund 45.0 1,482,351 432,600 283,200 235,000 0 27,800 42.5 17 Morgan Stanley Investment Management, Inc. Growth 32.3 1,061,892 1,767,814 671,814 581,981 776,670 963,911 72.6 18 ING Investment Management Advisors BV International 31.5 1,037,580 25,000 374,000 30,000 0 0 40.7 19 First Trust Advisors LP Growth 31.4 1,033,656 1,088,465 1,019,459 985,798 895,650 724,072 26.6 20 Cohen & Steers Capital Management, Inc. Specialty 22.6 743,491 743,515 410,290 410,290 97,925 1,645 39.7 21 Nomura Asset Management Co., Ltd. International 20.5 675,161 722,530 718,110 0 0 0 73.5 22 City National Rochdale LLC Growth 19.2 632,815 505,798 557,505 483,457 481,362 218,904 7.6 23 Pennsylvania Public School Employees Retirement System Growth 18.8 618,535 780,666 796,509 1,080,396 1,029,793 863,655 7.1 24 Duff & Phelps Investment Management Co. Yield 17.0 559,000 559,000 559,000 559,000 559,000 559,000 7.1 25 HighTower Advisors LLC Growth 15.8 521,508 544,954 544,598 537,404 523,312 524,509 5.4 26 Salient Capital Advisors LLC Hedge Fund 15.5 510,148 643,498 575,659 1,304,208 1,195,844 1,372,774 4.2 27 Goldman Sachs & Co. (Private Banking) Growth 14.9 489,245 353,801 320,577 302,688 230,301 320,628 119.5 28 Miller/Howard Investments, Inc. Growth 14.4 474,428 1,476,022 1,419,963 1,294,405 1,188,027 1,004,078 6.0 29 Oxbow Advisors LLC Growth 12.5 412,361 0 0 0 0 0 0.7 30 Advisory Research, Inc. Value 11.4 373,795 296,715 296,715 296,000 2,081,682 2,030,045 10.4 Top 30 Total 84,349,017 72,718,077 69,834,615 65,269,393 62,564,747 58,948,663 $38.9 Qtr-on-Qtr Increase Qtr-on-Qtr Decrease > 5% Change > 5% Change